SCHEDULE 14A INFORMATION

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Good Times Restaurants Inc.

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To Our Stockholders:

I am pleased to inform you of an important financing transaction in the development of our company. We have entered into agreements for the sale of Series B Convertible Preferred Stock in exchange for cash of $2,950,000, subject to stockholder approval and other conditions described in the enclosed proxy statement. This financing will allow us to accelerate our objective of building out the Colorado market and shift more of our development to company owned restaurants from franchised restaurants. We plan on using the proceeds to develop new company owned restaurants, expand our co-brand initiative and continue to make selective improvements to existing restaurants.

As a part of this transaction, we will be strengthening our executive management team with the addition of Eric Reinhard, who will assume the role of Chairman and fill a new position as Chief Development Officer, charged with the primary responsibility of developing and expanding our brand strategy and growth plan. I encourage you to read the information enclosed in the proxy statement regarding Eric's extensive background and experience and the background information on two other new nominees for election to the board of directors, who are also participating in the transaction.

Our board of directors has determined that the issuance of the Series B Convertible Preferred Stock is advisable and in the best interests of the company and recommends that all stockholders vote "FOR" the approval of the transaction and the proposed slate of directors at the annual stockholder meeting.

We are excited about accelerating the growth of our new restaurant format, strengthening our management capacity and depth and accelerating the implementation of product, merchandising, advertising, service and facility initiatives around the brand strategy work that we began in fiscal 2004.

Please review the enclosed proxy statement and the accompanying Annual Report on Form 10-KSB for the fiscal year ended September 30, 2004, which contains detailed information about our operations. We believe this is a significant step forward for Good Times and the best way to increase the value of our company for our stockholders. Thank you for your continuing support and involvement with Good Times. We look forward to seeing you at the annual stockholder meeting on February 10, 2005.

Sincerely,

/s/ Boyd E. Hoback

Boyd E. Hoback

President and Chief Executive Officer

December 30, 2004

GOOD TIMES RESTAURANTS INC.

601 Corporate Circle

Golden, Colorado 80401

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held February 10, 2005

To the stockholders of Good Times Restaurants Inc.:

An annual meeting of the stockholders of Good Times Restaurants Inc., a Nevada corporation, will be held at the Good Times Restaurants corporate offices located at 601 Corporate Circle, Golden, Colorado 80401 on February 10, 2005 at 2:00 p.m. local time. The purposes of the meeting are to:

1. elect seven directors to serve during the next year;

2. approve the issuance of a total of 1,240,000 shares of Series B Convertible Preferred Stock for $2.50 per share pursuant to the terms and conditions of securities purchase agreements that we have entered into;

3. approve the amendment to the 2001 Stock Option Plan to increase the number of authorized shares of common stock that may be issued under the plan from a total of 150,000 shares to a total of 300,000 shares; and

4. transact any other business which may properly come before the meeting.

The accompanying proxy statement contains additional information about the annual meeting. All stockholders of record at the close of business on December 13, 2004 may vote at the meeting.

All stockholders are cordially invited to attend the meeting. If you do not plan to attend the meeting, please sign, date and promptly return the enclosed proxy card. A business reply envelope is enclosed for your convenience. The delivery of a proxy will not affect your right to vote in person if you attend the meeting.

Sincerely,

/s/ Susan M. Knutson

Susan M. Knutson

Secretary and Controller

December 30, 2004

PROXY STATEMENT

General

This proxy statement contains information about the annual meeting of stockholders of Good Times Restaurants Inc. to be held at the Good Times Restaurants corporate offices located at 601 Corporate Circle, Golden, Colorado on Thursday, February 10, 2005 at 2:00 p.m. local time. The Good Times Restaurants Inc. board of directors is using this proxy statement to solicit proxies for use at the meeting. This proxy statement and the enclosed proxy card and Annual Report on Form 10-KSB for the fiscal year ended September 30, 2004 are being mailed to you on or about January 10, 2005.

The terms "we," "us" and "our" in this proxy statement refer to Good Times Restaurants Inc.

Who can vote

Only stockholders of record at the close of business on the record date of December 13, 2004 are entitled to receive notice of the annual meeting and to vote the shares of our common stock they held on that date. As of December 13, 2004, there were 2,354,710 shares of our common stock outstanding. Holders of our common stock are entitled to one vote per share and are not allowed to accumulate votes in the election of directors.

The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast "For" all of the nominees for election as directors and approval of each of the other proposals set forth in this proxy statement.

Revoking a proxy

You may revoke a proxy before the vote is taken at the meeting by:

Submitting a new proxy with a later date,

By voting at the meeting, or

By filing a written revocation with our corporate secretary.

Your attendance at the meeting will not automatically revoke your proxy.

Quorum and voting requirements

Our bylaws provide that a majority of the outstanding shares entitled to vote, represented in person or by proxy, is necessary to constitute a quorum at the annual meeting. Our bylaws also provide that all stockholder actions are to be determined by a majority of votes cast by the stockholders entitled to vote. In addition, the Nasdaq Stock Market rules require, with respect to the preferred stock issuance proposal and the stock option plan amendment proposal, that the minimum vote which will constitute shareholder approval is a majority of the total votes cast on the proposal. If a quorum is not present the meeting may be adjourned until a quorum is obtained. The proxies may be voted at any reconvened meeting after any adjournment or postponement of the annual meeting.

Abstentions and broker "non-votes" will be treated as shares that are present for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker is not permitted to vote on a matter without instruction from the beneficial owner of the shares and no instruction is given. Abstentions and broker non-votes will result in the respective proposals receiving fewer votes.

Payment of proxy solicitation costs

All of the expenses involved in preparing and mailing this proxy statement and the enclosed materials and all costs of soliciting proxies will be paid by us. In addition to solicitation by mail, proxies may be solicited by our officers and regular employees by telephone or personal interview. These individuals will not receive any compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians and fiduciaries to forward solicitation materials to the beneficial owners of the shares held on the record date, and we may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing.

ITEM 1 FOR VOTING - ELECTION OF DIRECTORS

All directors of Good Times Restaurants are elected annually. At this meeting seven directors are to be elected to serve for the next year or until their successors are elected and qualified. The nominees for directors are identified under the "Nominees" caption below. Four of the nominees are currently serving as a director of Good Times Restaurants. Dan W. James, II (age 57), Thomas P. McCarty (age 51) and David E. Bailey (age 49) are current directors who are not standing for re-election to the board of directors. Each nominee has consented to serve as a director if elected. However, if any nominee is unable to serve or for good cause will not serve as a director, each of the persons named in the proxy intend to vote in his or her discretion for a substitute who will be designated by the board of directors.

Nominee selection process

Our board of directors as a whole acts as the nominating committee for the selection of nominees for election as directors. We do not have a separate standing nominating committee since we require that our director nominees be approved as nominees by a majority of independent directors. The board will consider suggestions by stockholders for possible future nominees for election as directors at the next annual meeting when the suggestion is delivered in writing to the corporate secretary of Good Times Restaurants by August 15 in any year. No such suggestions were received during 2004 from a beneficial owner of more than 5% of our stock, other than the suggestions of The Bailey Company, LLLP in connection with the securities purchase agreement with The Bailey Company discussed below under Item

2 for Voting.

The board selects each nominee, subject to contractual nominee designation rights held by certain stockholders, based on the nominee's skills, achievements and experience, with the objective that the board as a whole should have broad and relevant experience in high policymaking levels in business and a commitment to representing the long-term interests of the stockholders. The board believes that each nominee should have experience in positions of responsibility and leadership, an understanding of our business environment and a reputation for integrity.

The board evaluates each potential nominee individually and in the context of the board as a whole. The objective is to recommend a group that will effectively contribute to our long-term success and represent stockholder interests. In determining whether to recommend a director for re-election, the board also considers the director's past attendance at meetings and participation in and contributions to the activities of the board.

When seeking candidates for director, the board solicits suggestions from incumbent directors, management, stockholders or others. The board does not have a charter for the nominating process.

Ron Goodson, Dave Grissen and Eric Reinhard are standing for election to the board for the first time. They were initially recommended to the board for consideration by Eric Reinhard as part of the nominee designation process under the securities purchase agreements for the issuance of Series B Convertible Preferred Stock as discussed below under Item 2 for Voting. The entire board believes that they will make valuable additions to the board.

Communication with the directors

The board welcomes questions or comments about us and our operations. Those interested may contact the board as a whole or any one or more specified individual directors by sending a letter to the intended recipients attention in care of Good Times Restaurants Inc., Corporate Secretary, 601 Corporate Circle, Golden, CO 80401. All such communications other than commercial advertisements will be forwarded to the appropriate director or directors for review.

Nominees

The director nominees of Good Times Restaurants are as follows:

Geoffrey R. Bailey, age 53, has served as Chairman of Good Times Restaurants since October 1996. He is also a director of The Erie County Investment Co., which owns 99% of The Bailey Company, a large franchise owner of Arby's restaurants and a franchisee and joint venture partner of Good Times Restaurants. He joined The Erie County Investment Co. in 1979. Mr. Bailey is a graduate of the University of Denver with a Bachelor's Degree in Business Administration.

Boyd E. Hoback, age 49, is President and Chief Executive Officer of Good Times Restaurants, a position which he has held since December 1990. He has served as a Good Times director since December 1992.

Ron Goodson, age 48, is the Vice President & General Manager for the Pepsi Cola Bottling Group's Southwest Region.  Mr. Goodson has been with PepsiCO/PBG for 28 years where he has held numerous positions of ever increasing responsibility in more than half a dozen geographical territories.  In addition to delivering consistently strong results, Mr. Goodson serves on the companies Diversity Advisory Board, the PBG Annual Planning Steering Committee and is active with the "focus on five" mentoring program. Mr. Goodson is a graduate of Wright State University.  His current board involvement is with the YMCA, The City of Hope and Chairperson for the Arizona UCP 2004 Foundation fundraiser.

David Grissen, age 47, is Senior Vice President Mid-Atlantic Region for Marriott Lodging, a position he has held since 2000. He is responsible for 250 hotels within the Mid-Atlantic Region (Pennsylvania, Delaware, Maryland, Virginia, D.C., West Virginia, North Carolina and South Carolina) operated under the Marriott Hotels & Resort, Marriott Conference Centers, Courtyard, Residence Inn, TownePlace Suites and SpringHill Suites brands. He leads the Human Resources, Sales and Marketing, Finance, Engineering, Operations and Food & Beverage areas through key executives on the Mid-Atlantic Regional Team. Mr. Grissen is based in Bethesda, Maryland. Mr. Grissen joined Marriott from Dreyer's Grand Ice Cream in 1987, where he had served as Director of Finance and Planning. Mr. Grissen holds a B.A. from Michigan State University and a M.B.A. from Loyola University in Chicago. He serves on the Corporate Council of the American Cancer Society for Washington, D.C.

Eric W. Reinhard, age 45, was the General Manager for the Pepsi Bottling Group's Great West Business Unit until June of 2004. While in this role, Mr. Reinhard was also a member of the Pepsi Bottling Group's Chairman's Operating Council, a member of the Food Service Strategic Planning Committee, and a member of The Dr. Pepper Bottler Marketing Committee. Mr. Reinhard joined Pepsi Cola in 1984 after four years with The Proctor & Gamble Distributing Company. Since 1984 he has held several field and headquarters positions including Vice President/General Manager Pepsi-Lipton Tea partnership (JV), General Manager Mid-Atlantic business Unit, Area Vice President Retail Channels, Vice President On-Premise Operations and Area Vice President of Franchise Operations. Eric holds a BA from Michigan State University and has completed the Executive Business Program at the University of Michigan.

Richard J. Stark, age 64, has served as a Good Times director since July 1990. He is Chairman of the Audit Committee, and a member of the Compensation Committee. Mr. Stark has spent over 36 years in the investment industry. He is currently President of Boulder Asset Management, a firm that he founded in 1984. Previously Mr. Stark was the Chief Investment Officer of Interfirst Investment in Dallas, Texas and was responsible for all individual asset management at S&P/Intercapital in New York. Mr. Stark is a graduate of Marquette University with a BS in business administration (finance) and has an MBA from the University of Illinois with a major in finance. Mr. Stark received his chartered financial analyst designation in 1974.

Alan A. Teran, age 59, has served as a Good Times director since April 1994. He is a member of the Audit and Compensation Committees. Mr. Teran has spent the past 27 years working in the restaurant industry, including serving as president of Cork & Cleaver. He was one of the first franchisees of Le Peep Restaurants. Mr. Teran is also a director of Charlie Brown's Steakhouses on the East Coast, and Morton's Restaurant Group, which is the operator of Morton's Steak Houses and Bertolini's. Mr. Teran graduated from the University of Akron in 1968 with a degree in business.

There are no family relationships among the directors except for Geoffrey R. Bailey and David E. Bailey, who are brothers and principals of The Bailey Company. Geoffrey R. Bailey is a director and David E. Bailey is a director and executive officer of The Erie County Investment Co., which owns 99% of The Bailey Company. The board has determined that of the current directors Thomas P. McCarty, Richard J. Stark and Alan A. Teran are independent directors under the Nasdaq listing standards, and of the director nominees Ron Goodson, Dave Grissen, Richard Stark and Alan A. Teran are independent under the Nasdaq listing standards. There are no arrangements or understandings between any current director and any other person under which that director was elected except for Geoffrey R. Bailey and David E. Bailey, who were elected to the board of directors under the Series A Convertible Preferred Stock Purchase and Sale Agreement entered into with Good Times Restaurants in 1996 (see "Certain relationships and related transactions"). Geoffrey R. Bailey, Ron Goodson, Dave Grissen, Eric Reinhard, Richard J. Stark and Alan A. Teran have been nominated for election as directors pursuant to the terms of the securities purchase agreements discussed below under Item 2 for Voting.

Board Committees

Audit Committee

The Audit Committee currently consists of Messrs. Stark, McCarty and Teran, each of whom are independent directors under the applicable Nasdaq Stock Market listing standards. The Board has determined that Richard Stark is an audit committee financial expert, as that term is defined by the Securities and Exchange Commission ("SEC") rules. The function of this Committee relates to oversight of the auditors, the auditing, accounting and financial reporting processes and the review of the Company's financial reports and information. In addition, the functions of this Committee have included, among other things, recommending to the Board the engagement or discharge of independent auditors, discussing with the auditors their review of the Company's quarterly results and the results of their audit and reviewing the Company's internal accounting controls. The Audit Committee operates pursuant to a written Charter adopted by the Board of Directors. The Audit Committee held four meetings during fiscal 2004.

Compensation Committee

The standing Compensation Committee was formed in fiscal 2001 and currently consists of Messrs. Stark, McCarty and Teran. The function of this Committee is to consider and determine all matters relating to the compensation of the President and CEO and other executive officers, including matters relating to the employment agreements. The Compensation Committee held one meeting during fiscal 2004.

Directors' meetings and attendance

There were four meetings of the board of directors held during the last full fiscal year. No member of the board of directors attended fewer than 75% of the board meetings and applicable committee meetings.

Each director attended the 2004 annual meeting of stockholders.

Directors' compensation

Each non-employee director receives $500 for each board of directors meeting attended. Members of the compensation and audit committees generally each receive $100 per meeting attended. However, where both compensation and audit committee meetings are held at the same gathering only $100 is paid to directors attending both committee meetings. Additionally, for the fiscal year ended September 30, 2004, each director received a non-statutory stock option to acquire 2,000 shares of common stock at an exercise price of $3.11.

Audit Committee Report

Good Times Restaurants management is responsible for the internal controls and financial reporting process for Good Times Restaurants. The independent accountants for Good Times Restaurants are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards and to issue a report on those financial statements. The audit committee's responsibility is to monitor and oversee these processes.

In this context, the audit committee met with management and the independent accountants to review and discuss the Good Times Restaurants financial statements for the fiscal year ended September 30, 2004. Management represented to the audit committee that the financial statements were prepared in accordance with generally accepted accounting principles, and the audit committee has reviewed and discussed the financial statements with management and the independent accountants.

The audit committee has discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. The audit committee has also received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the audit committee discussed with the independent accountants that firm's independence.

Based on the audit committee's review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in the Good Times Restaurants Annual Report on Form 10-KSB for the fiscal year ended September 30, 2004 for filing with the SEC.

SUBMITTED BY THE AUDIT COMMITTEE OF THE COMPANY'S BOARD OF DIRECTORS

Richard J. Stark Thomas P. McCarty Alan A. Teran

Stock ownership of principal stockholders and management

The following table shows the beneficial ownership of shares of Good Times Restaurants common stock as of December 13, 2004 by each person known by Good Times Restaurants to be the beneficial owner of five percent or more of the shares of Good Times Restaurants common stock, each director and the executive officer named in the Summary Compensation Table, and all directors and executive officers as a group. The address for the principal stockholders and the Directors and Officers is 601 Corporate Circle, Golden, CO 80401.

Holder	Number of shares beneficially owned	Percent of class**
Principal stockholders
The Bailey Company, LLLP	821,512	34.89%
The Erie County Investment Co.	863,292	37.72%
Paul T. Bailey	929,292	40.53%
Directors and Officers
David E. Bailey, Director	26,900	1.16%
Geoffrey R. Bailey, Chairman	51,900	2.24%
Boyd E. Hoback, Director, Officer	157,939	6.35%
Dan W. James II, Director	59,801,	2.58%
Thomas P. McCarty, Director	17,500	*
Richard J. Stark, Director	25,100[7]	1.08%
Alan A. Teran, Director	29,400[7]	1.27%
Ron Goodson, New Director Nominee	0	0%
David Grissen, New Director Nominee	0	0%
Eric W. Reinhard, New Director Nominee	0	0%
All directors and executive officers as a group (10 persons including all those named above)	534,172	18.99%

* Less than one percent.

** Under SEC rules, beneficial ownership includes shares over which the individual or entity has voting or investment power and any shares which the individual or entity has the right to acquire within sixty days.

Executive officers

The executive officers of Good Times Restaurants are as follows:

Name Age Positions Date Began With Company
Boyd E. Hoback	49	President & CEO	September 1987
Susan M. Knutson	46	Controller	September 1987
Scott G. LeFever	46	Vice President of Operations	September 1987
Robert D. Turrill	56	Vice President of Marketing	October 1990

Boyd E. Hoback. See the description of Mr. Hoback's business experience under "Item 1 For Voting - Election of Directors."

Susan M. Knutson has been Controller since 1993 with direct responsibility for overseeing the accounting department, maintaining cash controls, producing budgets, financials, 10-QSBs and 10-KSBs and preparing all information for the annual audit.

Scott G. LeFever has been Vice President of Operations since August 1995, and has been involved in all phases of operations with direct responsibility for restaurant service performance, personnel and cost controls.

Robert D. Turrill has been Vice President of Marketing since October 1994 with direct responsibility for menu development, purchasing, research and multi-media advertising for the Company.

Executive officers serve at the discretion of the board of directors. There are no family relationships among the executive officers.

Code of ethics

Good Times Restaurants has adopted a Code of Business Conduct which applies to all directors, officers, employees and franchisees of Good Times Restaurants. The Code of Business Conduct was filed with the SEC as an exhibit to the Annual Report on Form 10-KSB for the fiscal year ended September 30, 2003.

Executive compensation

The following table shows the compensation paid by Good Times Restaurants to its chief executive officer for the last three fiscal years. No other executive officer of Good Times Restaurants received an annual salary and bonus for the last fiscal year in excess of $100,000.

Summary Compensation Table
Annual Compensation					Long-Term Compensation
Name and principal position	Fiscal year	Salary	Bonus	Other annual compensation	Shares Underlying Options	Other ($)
Boyd E. Hoback,	2004	$134,000	0	$15,000	3,900	$ 835
President & CEO	2003	$127,500	0	$15,000	3,750[11]	1,376[12]
	2002	$125,000	$6,250	$10,000	63,049	746

The following table shows the stock option grants to the chief executive officer during the fiscal year ended September 30, 2004.

Option Grants in Last Fiscal Year (Individual Grants)
Name	Number of shares underlying options granted (#)	Percent of total options granted to employees in fiscal year	Exercise price ($/Share)	Expiration date
Boyd E. Hoback	3,900	13.6%	$3.60	10/01/2013

The chief executive officer did not exercise any stock options during the last fiscal year. The following table shows information about the options exercised and the fiscal year end values of unexercised options:

Aggregate Option Exercises Last Fiscal Year and FY-End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of unexercised options at FY-end (#) exercisable/unexercisable	Value of unexercised in the money options at FY-end ($) exercisable/ unexercisable
Boyd E. Hoback	-0-	-0-	145,046/38,135	$94,673/$27,661

Employment Agreement

Mr. Hoback entered into an employment agreement with us in October 2001 that provides for his employment as president and chief executive officer for two years from the date of the agreement at a minimum salary of $125,000 per year, terminable by us only for cause. The agreement provides for payment of one year's salary and benefits in the event that change of ownership control of us results in a termination of his employment or termination other than for cause. This agreement automatically renews annually unless specifically not renewed by the board of directors.

On November 15, 2004, our board of directors approved a base salary increase for Mr. Hoback to $170,000 per year effective as of February 1, 2005.

Certain relationships and related transactions

We issued 426,667 shares of common stock to The Bailey Company in 1998 as a result of The Bailey Company's conversion of their shares of our Series A Convertible Preferred Stock that they purchased in 1996. Under the agreements for the issuance of those shares, the shares of common stock are subject to registration rights, and as long as The Bailey Company holds two-thirds of the shares of common stock the board of directors may not authorize the issuance of shares of preferred stock without the concurrence of The Bailey Company. The Bailey Company also has the right to the representation of two directors on the board of directors, one of which has the right to serve as chairman of the board. Geoffrey R. Bailey and David E. Bailey are the current directors representing The Bailey Company on the board of directors, with Geoffrey R. Bailey serving as chairman of the board. Geoffrey R. Bailey is a director and David E. Bailey is a director and executive officer of The Erie County Investment Co., which owns 99% of The Bailey Company. The Bailey Company and The Erie County Investment Co. are principal stockholders of us. Geoffrey R. Bailey and David E. Bailey are brothers and their father, Paul T. Bailey, is the principal owner of The Erie County Investment Co.

We obtained two lines of credit from a financial institution during the fiscal year ended September 30, 2000. As of September 30, 2004, these lines of credit were paid in full and the Company elected not to renew them. The Bailey Company is a guarantor of 50% of the outstanding loan balance on a line of credit with Merrill Lynch that was repaid in full subsequent to September 30, 2004. The total outstanding balance on this debt at September 30, 2004 and 2003 was $34,000 and $90,000, respectively.

Our corporate headquarters are located in a building which is owned by The Bailey Company and in which The Bailey Company also has its corporate headquarters. We currently lease our executive office space of approximately 3,350 square feet from The Bailey Company for approximately $45,000 per year. The lease will expire April 22, 2005.

The Bailey Company is also the owner of two franchised Good Times Drive Thru restaurants which are located in Thornton and Loveland, Colorado. The Bailey Company has entered into two franchise and management agreements with us, and payments under those agreements totaled $85,000 for the fiscal year ended September 30, 2004.

We have entered into a securities purchase agreement and other related agreements with The Bailey Company in connection with the issuance of shares of Series B Preferred Stock discussed below under

Item 2 for Voting.

Section 16(a) beneficial ownership reporting compliance

Under Section 16(a) of the Securities Exchange Act of 1934, directors, executive officers and persons who own more than ten percent of Good Times Restaurants common stock must disclose their initial beneficial ownership of the common stock and any changes in that ownership in reports which must be filed with the SEC and Good Times Restaurants. The SEC has designated specific deadlines for these reports and Good Times Restaurants must identify in this proxy statement those persons who did not file these reports when due.

Based solely on a review of the reports filed with Good Times Restaurants and written representations received from reporting persons Good Times Restaurants believes that during the fiscal year ended September 30, 2004 all Section 16(a) filing requirements for its officers, directors, and more than ten percent shareholders were complied with on a timely basis.

Recommendation of the board of directors

The board of directors recommends voting "For" electing all of the nominees.

ITEM 2 FOR VOTING - APPROVAL OF THE ISSUANCE OF A TOTAL OF 1,240,000 SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK

We are seeking stockholder approval of our proposed issuance and sale in a private placement (the "Private Placement") of a total of 1,240,000 shares of new Series B Convertible Preferred Stock (the "Series B Preferred Stock") for $2.50 per share under the terms and conditions of securities purchase agreements and stock restriction and registration rights agreements that we have entered into and a related Certificate of Designations, Preferences, and Rights of Series B Preferred Stock (the "Certificate of Designations") adopted by our board of directors.

As discussed below, stockholder approval is required by the Nasdaq Stock Market ("Nasdaq") rules, which are applicable due to the proposed issuance of securities convertible into 20% or more of our common stock or 20% or more of the voting power outstanding before the issuance at a conversion price less than the greater of the book or market value of our common stock, or that would result in a change of control.

The following discussion includes summaries of the provisions of:

the securities purchase agreement among us and the new investors who have entered into such agreement, which form is attached to this proxy statement as Annex B;

the form of Certificate of Designations attached to this proxy statement as Annex C; and

the form of stock restriction and registration rights agreements among us and the investors, which form is attached to this proxy statement as Annex D.

These summaries are qualified in their entirety by reference to, and should be read in conjunction with, those documents.

The following discussion also summarizes the provisions of the additional agreements we have entered into with The Bailey Company, LLP and Eric W. Reinhard, who will also be investors in shares of Series B Preferred Stock, with respect to their purchase of shares of Series B Preferred Stock.

Brief summary

Under the securities purchase agreements, we have agreed to issue to the investors, and the investors have agreed to purchase from us, a total of 1,240,000 shares of Series B Preferred Stock at a purchase price of $2.50 per share, subject to certain conditions to closing. A total of 1,180,000 shares of Series B Preferred Stock will be issued for cash in the total amount of $2,950,000, and 60,000 shares will be issued in consideration for advice and assistance services with respect to the sale of 1,000,000 shares of Series B Preferred Stock, which services were valued at $150,000. The 1,240,000 shares of Series B Preferred Stock will be convertible into a total of 1,240,000 shares of common stock, subject to certain anti-dilution adjustments.

A total of 1,000,000 shares of Series B Preferred Stock will be issued to Pacere Investments, LLC, acting on behalf of other investors, 180,000 shares will be issued to The Bailey Group, LLLP, and 60,000 shares will be issued to Eric W. Reinhard, a new director nominee.

The investors will purchase securities which will represent approximately 35% of the voting power outstanding after the issuance, and which will initially be convertible into a total of approximately 35% of our issued and outstanding common stock. Under our agreements with the investors, including The Bailey Company, they will initially be entitled to designate a majority of the members of our seven-member board of directors.

Background

From July 2004 through November 2004, Boyd E. Hoback, our chief executive officer and a member of our board of directors, and Eric W. Reinhard, one of the investors and a nominee for election as director, met several times to discuss certain financing alternatives intended to facilitate an expansion of our business operations through the development of additional restaurants and the refurbishment of existing restaurants. As part of this process Mr. Reinhard referred us to certain potential investors with whom he had a pre-existing business relationship. During this period Mr. Hoback worked to develop mutually agreeable terms and conditions of an equity financing transaction with such investors.

At a meeting held on November 15, 2004, our board of directors determined that the general terms of the Private Placement were in the best interests of us and our stockholders, and approved such general terms and authorized our officers to prepare definitive agreements for the Private Placement. In December 2004, our board of directors approved the final terms of the Private Placement and the related definitive agreements.

In considering the Private Placement, our board of directors took into account a number of factors, including:

the planned use of proceeds to develop additional restaurants and refurbish existing restaurants;

the expected impact of the financing and use of proceeds on our operations and financial performance; and

the terms of the Private Placement agreements, including:

the corporate governance rights of the Investors;

the parties' respective representations and warranties; and

the covenants and the conditions to the parties' respective obligations.

Impact on existing holders of common stock

The holders of the Series B Preferred Stock will own a significant percentage of our outstanding voting power and will have certain rights that are senior to those of the holders of our common stock. You should consider the following factors in determining whether to vote for this proposal:

The Bailey Company and its affiliates (collectively, the "Bailey Group") currently own a total of approximately 41% of our outstanding shares of common stock and may be able to effectively control us. The Bailey Group currently has two representatives on our board of directors. After the Private Placement, the Bailey Group will own a total of approximately 32% of our outstanding voting securities, and will be entitled to elect one member of our seven-member board of directors and to designate two other independent persons as members of our board of directors.

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The issuance of the Series B Preferred Stock, the ability of the holders of the Series B Preferred Stock to convert their shares into common stock, and the conversion price adjustment provisions of the Series B Preferred Stock may affect the trading patterns and may adversely affect the market price of our common stock.

The holders of Series B Preferred Stock will be entitled to receive certain preferred dividends. The payment of these preferred dividends will take priority over the payment of any dividends on our common stock.

Some events which would trigger the anti-dilution provisions of the Series B Preferred Stock would reduce the conversion price and would cause an increase in the number of shares of common stock issuable upon conversion of the Series B Preferred Stock.

The holders of Series B Preferred Stock will have other rights and preferences described in this proxy statement, including rights of participation in future issuances of our equity securities.

he resale of all shares of common stock issuable upon conversion of Series B Preferred Stock will be registered under the Securities Act of 1933. The transferability of those shares after the expiration of certain contractual restrictions on transfer could materially and adversely affect the market price of our common stock.

Use of proceeds

We plan to use the net proceeds of the Private Placement to develop additional restaurants and refurbish existing restaurants.

Reasons for stockholder approval request

Our common stock is listed on the Nasdaq SmallCap Market. The Nasdaq rules require stockholder approval before the issuance of securities under certain circumstances, including in connection with a transaction (other than a public offering) involving our sale or issuance of common stock, or securities convertible into or exercisable for common stock, equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price (or in the case of convertible securities, a conversion price) less than the greater of the book or market value of the common stock (the "Nasdaq 20% Rule").

In addition, the Nasdaq rules require stockholder approval of an issuance of securities that would result in a change of control (the "Nasdaq Control Rule"). Although the shares of Series B Preferred Stock will represent approximately 35% of our voting power after the Private Placement, there is no concrete test to determine the amount of securities that we may issue to a person without triggering the Nasdaq Control Rule.

We are seeking stockholder approval of the Private Placement in order to ensure compliance with the Nasdaq 20% Rule and the Nasdaq Control Rule (collectively, the "Nasdaq Rules"). Stockholder approval of the Private Placement is not otherwise required as a matter of Nevada law or other applicable laws or rules or by our articles of incorporation or bylaws.

Interests of directors in the Private Placement

Geoffrey R. Bailey and David E. Bailey are members of the board of directors and principals of the Bailey Group, which currently holds a total of approximately 41% of our outstanding common stock. The Bailey Group has agreed to purchase 180,000 shares of the Series B Preferred Stock in the Private Placement at $2.50 per share for a total purchase price of $450,000. Under our agreement with the Bailey Group in connection with the Private Placement, the Bailey Group will have the same registration rights and resale restrictions and the same preemptive rights for their previously acquired shares of our common stock as will apply to the preferred stock. The Bailey Group will be entitled to elect one member of our board of directors and to designate two other independent persons as members of our board of directors.

Boyd E. Hoback is a member of the board of directors and our chief executive officer. On or about the time of the closing of the Private Placement, we plan to increase Mr. Hoback's salary to $170,000 per year.

Eric W. Reinhard is not currently a member of the board of directors but is a nominee for election as a director. Pending stockholder approval of the Private Placement, Mr. Reinhard will receive in the Private Placement a total of 60,000 shares of Series B Preferred Stock in consideration for advice and assistance services with respect to the sale of 1,000,000 shares of Series B Preferred Stock, which services were valued at $150,000. In addition, also pending stockholder approval of the Private Placement, we will pay Mr. Reinhard $133,336 over 8 months as a fee related to raising capital. Mr. Reinhard will also be appointed as chairman of our board of directors and our chief development officer at an initial salary of $200,000 per year beginning on October 1, 2005, and we expect to grant options to Mr. Reinhard at levels commensurate with option grants to other executive officers which are generally determined at the end of each fiscal year.

Change in composition of the board

In connection with the Private Placement, we have nominated three individuals for election as new members of our board of directors, including Mr. Reinhard, who will become chairman of the board. Information about those nominees is provided under "Item 1 for Voting " Election of Directors." Dan W. James, II, Thomas P. McCarty and David E. Bailey are current directors who are not standing for re-election to our board of directors.

Terms of the securities purchase agreements

Although the discussion below summarizes the material provisions of the securities purchase agreements for the Private Placement, it does not purport to describe all of the provisions. A copy of the form of securities purchase agreement is attached to this proxy statement as Annex B. We urge all stockholders to read the entire securities purchase agreement carefully.

The securities purchase agreements provide for the following transactions to take place:

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After the annual meeting, and assuming that the stockholders have approved the Private Placement and that the other conditions to the closing have been satisfied:

on the closing date, which is to be on or before February 10, 2005 or another mutually agreed upon time, we will issue and sell a total of 1,240,000 shares of Series B Preferred Stock to the investors; and

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the funds for the purchase price for the shares which are to be previously delivered by most of the investors to an escrow agent will be delivered by the escrow agent to us.

Representations and warranties

In the securities purchase agreements, each investor makes customary representations and warranties to us relating to, among other things:

investment purpose in purchasing the shares;

status of the investor as an "accredited investor" under Regulation D promulgated by the SEC under the Securities Act of 1933;

acknowledgement that we are relying on the investor's representations in determining the availability of exemptions from securities registration requirements;

;availability of information about us;

acknowledgement that there has been no governmental review of the securities;

acknowledgement that the securities will be subject to transfer restrictions, and the certificates for the securities will bear restrictive legends;

authorization and enforceability of the agreements; and

residency of the investor.

In the securities purchase agreements, we make customary representations and warranties to the investors relating to, among other things:

577:

corporate organization and qualification;

corporate authorization and enforceability of the agreements and the terms of the Series B Preferred Stock;

capitalization of us;

validity of the Series B Preferred Stock;

the absence of conflicts with other documents or violation of law;

reports, documents and financial statements that have been filed with the SEC;

the absence of material adverse changes since June 30, 2004;

the absence of litigation;

intellectual property;

no material adverse contracts;

tax status;

related party transactions;

no other agreements to sell shares of Series B Preferred Stock;

brokers;

permits and related compliance matters;

environmental matters;

title to properties and leases;

insurance;

employment matters;

Investment Company Act matters; and

disclosure matters.

Covenants

The securities purchase agreements contain covenants by the parties to use their best efforts to satisfy the conditions to closing. In addition, we have agreed to covenants relating to:

filing of a Form D with the SEC and compliance with state securities laws in connection with the issuance of the securities;

maintenance of SEC reporting status;

furnishing SEC reports and other public information to the investors;

authorization and reservation of, and maintenance of trading market listing of, shares of common stock into which the shares of Series B Preferred Stock may be converted;

filing of required SEC reports;

maintenance of listing on Nasdaq SmallCap Market; and

the filing with the SEC of this proxy statement and the utilization of our best efforts to obtain stockholder approval, on or before February 10, 2005, of the issuance of the shares of Series B Preferred Stock.

Conditions to Closing

Our obligation to issue and sell the shares of Series B Preferred Stock at the closing is subject to the satisfaction, at or before the closing date, of each of the following conditions, each of which may be waived by us:

each investor has executed a securities purchase agreement and delivered it to us;

each investor or a limited liability company formed by certain investors has delivered the purchase price for the shares;

the Certificate of Designations has been accepted for filing with the Nevada Secretary of State;

the representations and warranties of each investor are true and correct in all material respects when made and as of the closing date, and each investor has complied in all material respects with the terms and conditions of the agreement;

absence of any litigation, statute, rule or ruling that would prohibit the completion of the transactions contemplated by the agreements; and

approval of the stock issuance by our stockholders.

The obligations of each investor to purchase the shares of Series B Preferred Stock at the closing is subject to the satisfaction, at or before the closing date, of each of the following conditions, which may be waived the by investor:

We have executed the securities purchase agreement and delivered it to the investor;

We have delivered to the investor stock certificates for the shares of Series B Preferred Stock that are being purchased by the investor;

the Certificate of Designations has been accepted for filing with the Nevada Secretary of State, and a certified copy of the filed Certificate of Designations is delivered to the investor;

the representations and warranties by us are true and correct in all material respects when made and as of the closing date, and we have complied in all material respects with the terms and conditions of the agreement (and we must deliver customary officer's certificates to that effect);

absence of any litigation, statute, rule or ruling that would prohibit the completion of the transactions contemplated by the agreements;

no event has occurred which could reasonably be expected to have a material adverse effect on us;

the registration rights agreement has been executed and delivered by us;

approval of the stock issuance by our stockholders; and

we must have prepared the registration statement described in the registration rights agreement in a form ready for filing with the SEC, which registration statement must have been approved by the investors or their respective LLC, with such approval not to be unreasonably withheld.

Right of participation

The securities purchase agreement provides that as long as at least two-thirds of all outstanding shares of the Series B Preferred Stock remain outstanding and as long as at least two-thirds of the conversion shares remain held by the former holders of such preferred stock we must, before any proposed issuance by us of any of our securities (other than debt securities with no equity feature), offer to each investor by written notice the right, for a period of 15 days, to purchase for cash at the price or other consideration for which such securities are to be issued a number of such securities so that, after giving effect to such issuance (and the conversion, exercise and exchange into or for shares of common stock of all such securities that are so convertible, exercisable or exchangeable), the investor will continue to maintain his same proportionate beneficial equity ownership in us represented by the preferred shares and the conversion shares that he beneficially owns, if any, as of the date of such notice (treating the investor, for the purpose of such computation, as the holder of the number of shares of common stock which would be issuable to the investor or for the benefit of the investor upon conversion, exercise and exchange of all securities (including but not limited to the preferred shares) held by or for the benefit of such investor on the date such offer is made, that are convertible, exercisable or exchangeable into or for (whether directly or indirectly) shares of common stock and assuming the like conversion, exercise and exchange of all such other securities held by other persons). However, the above participation rights of the investor will not apply to securities issued:

upon conversion of any of the preferred shares;

as a stock dividend or upon any subdivision of shares of common stock, provided that the securities issued pursuant to such stock dividend or subdivision are limited to additional shares of common stock;

under rights to acquire common stock from us outstanding on January 1, 2005;

under options to purchase common stock from us or other equity incentives issued to employees, consultants and members of the board of directors, provided that such excluded options or equity incentives are approved by a majority of the disinterested members of our board of directors;

solely in consideration for the acquisition (whether by merger or otherwise) by us of all or substantially all of the stock or assets of any other entity; or

pursuant to a public offering of our securities.

The investor may accept our offer as to the full number of securities offered to him or any lesser number, by written notice thereof given by him to us before the expiration of the 15 day period, in which event we will sell and the investor will buy, upon the terms specified, the number of securities agreed to be purchased by investor. If any investor fails to accept our offer as to the full number of securities offered to the investor, the other investors who have so accepted may within the following ten-day period purchase the unaccepted securities, with such participation by such other investors being in proportion to their beneficial equity ownerships in us. We will thereafter be free at any time prior to ninety days after the date of our notice of offer to the investors to offer and sell to any third party the remainder of such securities proposed to be issued by us at a price and on payment terms no less favorable to us than those specified in the notice of offer to the investors. If such third party sale or sales are not completed within such ninety-day period, we cannot sell such securities that have not been purchased within such period without again complying with these provisions.

The participation rights will apply to and be proportionately shared among all investors who purchase shares of Series B Preferred Stock.

Right of first refusal

The purchase agreement provides that an investor proposing to transfer all or any portion of or interest in his preferred shares for value may do so only pursuant to a bona fide offer to purchase. If the investor desires to sell his preferred shares or his interest in the LLC which holds the preferred shares pursuant to such an offer, he must give us notice which must contain a description of all of the material terms and conditions of the offer and a copy of it, if any. We will then have a period of fifteen days to determine whether to purchase all of the investor's preferred shares or his interest in the LLC upon the terms and conditions contained in the offer to purchase. If we elect to purchase all of the investor's preferred shares or his interest in the LLC, we must complete the transaction as if we were the offeror, but in no event shall the closing date be earlier than thirty days following the date of our notification to the investor of our determination to purchase the investor's preferred shares or his interest in the LLC. If we do not exercise our right of first refusal within such fifteen-day period, the other investors will receive the investor notice and will then have a period of ten days to elect to purchase all of such preferred shares or interest in the LLC upon such terms and conditions, with such purchase by such other Investors being in proportion to their beneficial equity ownerships in us and with consummation of such purchases within fifteen days following the date of the other investors' notification of their election to purchase. If the other investors fail to give notice of their exercise of their right of first refusal within such ten-day period, the transferring investor will be free to transfer his preferred shares or his interest in the LLC, but only in accordance with the offer. The investors and the LLC cannot otherwise transfer their preferred shares or interests in the LLC for value without complying with these provisions. The right of the investors to purchase shares of Series B Preferred Stock will apply to and be proportionately shared among all investors who purchase shares of Series B Preferred Stock.

Amendment and Waiver

No provision of the agreement may be waived or amended other than in a writing signed by the party to be charged with enforcement.

Terms of the Series B Preferred Stock

Although the discussion below summarizes the material terms of the Series B Preferred Stock, it does not purport to describe all of the terms. A copy of the form of the Certificate of Designations of the Series B Preferred Stock is attached to this proxy statement as Annex C. We urge all stockholders to read the entire form of the Certificate of Designations carefully.

Total number of shares

We will classify and designate a total of 1,240,000 shares of Series B Preferred Stock, including shares to be reserved for the payment of dividends on the outstanding shares of Series B Preferred Stock.

Ranking

The shares of Series B Preferred Stock rank, as to dividends and rights upon liquidation, dissolution, or winding up, senior to the common stock.

Our articles of incorporation provide that we have the authority to issue a total of 5,000,000 shares of preferred stock. In 1996, 1,000,000 shares of preferred stock were designated as Series A Convertible Preferred Stock and issued to The Bailey Company, LLLP. All of those shares of Series A Convertible Preferred Stock have been converted into shares of common stock, and may not be reissued. Our articles of incorporation provide that the preferred stock other than the Series A Convertible Preferred Stock may be issued from time to time in one or more series and for such consideration as the board of directors determines. The articles of incorporation grant to the board of directors authority to fix the designation of such series and the powers, preferences and rights of the shares of such series, and the qualifications, limitations or restrictions thereof.

Voting

General

Except as may be otherwise provided in the Certificate of Designation or by law, the Series B Preferred Stock will vote together with all other classes and series of our stock as a single class on all actions to be taken by our stockholders. Each share of Series B Preferred Stock will entitle the holder thereof to a number of votes for each share on each action as equals the number of shares of common stock into which each share of Series B Preferred Stock is convertible.

Board size

As at least two-thirds of the shares of Series B Preferred Stock remains outstanding and as long as at least two-thirds of the shares of common stock into which the Series B Preferred Stock has been converted remains held by the former holders of such converted Series B Preferred Stock, or by the affiliates of such former holders, we cannot, without the written consent or affirmative vote of the holders of at least three-quarters of the then outstanding votes of the shares of the Series B Preferred Stock and of all outstanding shares of common stock, increase the maximum number of directors constituting the our board of directors to a number in excess of seven.

Board seats

Under the terms of the Series B Preferred Stock, the holders of the Series B Preferred Stock and of the shares of common stock into which the Series B Preferred Stock has been converted, voting together as a separate class, will have the right to elect three directors. However, to the extent that the number of outstanding shares of Series B Preferred Stock and the number of shares of common stock into which the Series B Preferred Stock has been converted which are held by the former holders of such converted Series B Preferred Stock, or by the affiliates of such former holders, are reduced as a result of sale or other transfer, the number of directors which may be elected by the holders of such shares will be proportionately reduced or eliminated to the extent that total number of such shares is nearer to 66 2/3 percent, 33 1/3 percent or zero percent of the initial total number of such shares. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the shares of Series B Preferred Stock then outstanding and of the shares of common stock into which the Series B Preferred Stock has been converted which are held by the former holders of such converted Series B Preferred Stock, or by the affiliates of such former holders, will constitute a quorum for the election of the foregoing directors. A vacancy in any directorship elected under the provisions of the Series B Preferred Stock by the holders of the Series B Preferred Stock and the shares of common stock into which the Series B Preferred Stock has been converted may be filled only by vote of such holders.

Dividends

From and after February 10, 2006, the holders of the Series B Preferred Stock will be entitled to receive, out of legally available funds, cumulative cash dividends on each share of Series B Preferred Stock equal to $0.15 per annum. The dividend will accrue with respect to each share of Series B Preferred Stock issued and outstanding from day to day from February 10, 2006 and shall be payable quarterly on May 15, August 15, November 15 and February 15 of each year beginning May 15, 2006. The dividends will be cumulative if not paid. However, if at any time our total cash flow for our four preceding fiscal quarters is less than 150 percent of our aggregate principal and interest debt payments and capital lease payments during that period, as determined in the good faith discretion of the board of directors, the dividend will not be payable until a payment date upon which this condition no longer exists. At such payment date we must pay the dividend due on that payment date together with any other previously unpaid dividends to the extent that the subtraction of such previously unpaid dividends and of the dividend due and paid on such payment date from total cash flow for such four preceding fiscal quarters does not cause the total cash flow for such four preceding fiscal quarters to become less than 150 percent of our aggregate principal and interest debt payments and capital lease payments during that period. Cash flow for this purpose is defined to mean our net income plus interest, depreciation and amortization expenses, plus or minus other non-cash adjustments to net income and less dividends paid during the applicable fiscal quarters, as determined in the good faith discretion of the board of directors.

Liquidation

Upon any liquidation, dissolution or winding up of us, whether voluntary or involuntary, the holders of the shares of Series B Preferred Stock will first be entitled, before any distribution or payment is made upon any common stock or upon any other stock ranking junior to the Series B Preferred Stock with respect to rights and preferences upon liquidation, to be paid an amount equal to $2.50 per share plus, in the case of each share, an amount equal to all accrued but unpaid dividends computed to the date payment thereof is made. If upon such liquidation, dissolution or winding up of us, the assets to be distributed among the holders of Series B Preferred Stock are insufficient to permit payment in full to the holders of Series B Convertible Stock of the liquidation preference payments, then the entire assets of us to be so distributed shall be distributed ratably among the holders of Series B Preferred Stock. Upon any such liquidation, dissolution or winding up of us, immediately after the holders of Series B Preferred Stock have been paid in full the liquidation preference payments, the remaining net assets of us available for distribution shall be distributed among the holders of stock ranking junior to the Series B Preferred Stock with respect to rights and preferences upon liquidation.

The consolidation or merger of us into or with any other entity or entities which results in the exchange of more than fifty percent of the voting power or shares of us for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (other than a merger to reincorporate us in a different jurisdiction), and the sale, lease, transfer or other disposition (but exclusive of a collateral pledge) by us of all or substantially all our assets, will be deemed to be a liquidation, dissolution or winding up of us for purposes of these provisions.

Restrictions

As long as at least two-thirds of the shares of Series B Preferred Stock remains outstanding and as long as at least two-thirds of the shares of common stock into which the Series B Preferred Stock has been converted remains held by the former holders of such converted Series B Preferred Stock, without the written consent or affirmative vote of the holders of three-quarters of the then outstanding votes of the shares of the Series B Preferred Stock and the shares of the common stock, we cannot:

liquidate, dissolve or wind us up; consolidate or merge into or with any other entity or entities which results in the exchange of more than fifty percent of the voting power or shares of us (other than a merger to reincorporate us in a different jurisdiction); or sell, lease, abandon, transfer or otherwise dispose of in excess of substantially all of our total assets (but exclusive of a collateral pledge);

amend, alter or repeal our articles of incorporation;

institute any increase in the outstanding shares of preferred stock of any class or series;

institute any amendment of our bylaws which is directly detrimental to the rights and preferences of the Series B Preferred Stock; or

institute any payment of cash dividends or other distributions on any shares of common stock.

Conversion

Optional Conversion

The shares of Series B Preferred Stock are initially convertible, in whole or in part, at the option of the holder thereof, into shares of common stock at a conversion rate of one share of common stock for each share of Series B Preferred Stock, subject to proportionate adjustment for certain events, including stock splits, stock dividends, and dilutive issuances of capital stock.

Mandatory Conversion

At any time on or after February 10, 2006, we may require that all of the Series B Preferred Stock be converted to shares of common stock in accordance with the provisions of this Certificate provided that:

at the time of the notice of mandatory conversion our common stock is listed for trading on a nationally recognized securities exchange or automated quotation system and for a continuous period of at least six months before the date of such notice the closing market price of the common stock on each day during such period has been greater than $5.00 per share; and

during such six-month period we have publicly reported our financial results for our most recently completed two fiscal quarters before the date of such notice.

In the event of any stock split or stock dividend of our common stock, the $5.00 per share closing market price condition above will be proportionately decreased. At the time of each conversion, we must pay in cash all dividends unpaid on the shares of Series B Preferred Stock surrendered for conversion on the date that such conversion is deemed to take place.

Amendments

The terms of the Series B Preferred Stock may not be amended, modified or waived without the written consent or affirmative vote of the holders of at least three-quarters of the then outstanding shares of Series B Preferred Stock.

Terms of the Stock Restriction and Registration Rights Agreement

Although the discussion below summarizes the material terms of the stock restriction and registration rights agreement, it does not purport to describe all of the terms. A copy of the form of stock restriction and registration rights agreement is attached to this proxy statement as Annex D. We urge all stockholders to read the entire form of the Stock Restriction and Registration Rights Agreement carefully.

Registration

We have agreed to file, at our expense, a registration statement under the Securities Act covering resales by holders of the shares of common stock issuable upon conversion of the Series B Preferred Stock, referred to as the "registrable securities." We have agreed to file this registration statement promptly following the closing of the securities purchase agreements, in order that the registration statement be declared effective by the SEC upon our request no later than the expiration of three months from the closing of the securities purchase agreements. We will use our best efforts to keep this registration statement continuously effective until either of:

the sale of all registrable securities under the registration statement; and

at such time that the remaining registrable securities that are unsold by the investors can be sold by the investors in compliance with Rule 144 under the Securities Act in any three-month period without volume limitations and without registration.

Transfer Restrictions

Under the provisions of the Stock Restriction and Registration Rights Agreement, until a period of twelve months has elapsed from the closing of the purchase agreements no investor can make any sale into the public market of the investor's registrable securities. In addition, during the three-year period beginning on the first annual anniversary date of the closing of the purchase agreements, no investor can publicly sell in any one month more than ten percent or in any 12-month period more than 33.33% of the registrable securities (on a non-cumulative basis). This restriction will not apply to shares of common stock issued to an investor under the mandatory conversion provisions of the Series B Preferred Stock.

Notice and Suspension of Use

Each holder must notify us at least three business days before any proposed sale by that holder under the registration statement. This notice will be effective for 20 business days. We may suspend the holder's use of the prospectus one time for a period not to exceed 30 days in any 90-day period, and not to exceed an aggregate of 60 days in any 180-day period, if:

the prospectus would, in our judgment, contain a material misstatement or omission as a result of an event that has occurred and is continuing; and

we reasonably determine that the disclosure of this material non-public information would have a material adverse effect on us and our subsidiaries taken as a whole.

However, if the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede our ability to consummate such transaction, we may extend the suspension period from 30 days to 45 days.

Expenses

We will bear all the expenses of the registration, other than any fees and disbursements of counsel for the investors or any underwriters or any underwriting discounts, commissions, and transfer taxes in connection with a resale of registrable securities.

Indemnification

We have agreed to indemnify the investors against any losses, including fees and expenses, which may arise out of an untrue statement or an omission of a material fact required to be stated in the registration statement, other than losses arising out of written information furnished by the investors for use in connection with the registration statement. Each investor has agreed to indemnify us and any underwriters participating in the registration statement against any losses that may arise out of written information furnished by the investors for use in connection with the registration statement. The amounts that any investor may be obligated to indemnify us or any underwriter for are limited to the net proceeds the investor receives from the sale of registrable securities under the registration statement.

Assignment of Registration Rights

An investor may assign the registration rights to any transferee of all or any portion of the Series B Preferred Stock or the registrable securities if:

the investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished us within a reasonable time after such assignment;

we are, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the registrable securities with respect to which the registration rights are being transferred or assigned;

following such transfer or assignment, the further disposition of such registrable securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws;

at or before the time we receive the written notice of the assignment the transferee or assignee agrees in writing with us to be bound by the provisions of the registration rights agreement; and

such transfer has been made in accordance with the applicable requirements of the securities purchase agreement.

Subsequent Registration Rights

We may enter into any agreement with any holder or prospective holder of any of our securities that would allow such holder or prospective holder to include such securities in the registration statement filed under the registration rights agreement, as long as under the terms of such agreement such holder or prospective holder may include such securities in such registration statement only to the extent that the inclusion of such securities will not reduce the amount of the registrable securities of the Investors that are included in the registration statement.

Amendment

The registration rights agreement may be amended only by an agreement in writing executed by us and the holders of at least two-thirds of the interest in the registrable securities.

Agreements with The Bailey Group

The Bailey Group has agreed to purchase 180,000 shares of the Series B Preferred Stock also at $2.50 per share for a total purchase price of $450,000. Under our agreement with the Bailey Group, their shares of Series B Preferred Stock will generally have the same rights, protections, restrictions and obligations as the above-described Series B Preferred Stock. We also will enter into a supplemental stock restriction and registration rights agreement with The Bailey Group which provides that they will have the same registration rights and resale restrictions for their previously acquired shares of our common stock as will apply under the stock restriction and registration rights agreement in connection with the purchase of shares of Series B Preferred Stock, and an additional condition to closing with The Bailey Group is that we must execute and deliver the supplemental registration rights agreement.

Under the securities purchase agreement with The Bailey Group, the Bailey Group will not be required to make payment for the shares of Series B Preferred Stock through the escrow arrangements established for other investors, but rather must deliver the purchase price for their shares at the closing of the issuance of the Series B Preferred Stock. In addition, the securities purchase agreement with The Bailey Group provides that notwithstanding any provision to the contrary of the Certificate of Designations, for so long as at least two-thirds of the preferred shares and of the conversion shares, and of the common stock held by The Bailey Group or their affiliates on the date of the agreement, in the aggregate, remain held by The Bailey Group or their affiliates, we shall not institute:

;any increase in the outstanding shares of preferred stock of any class or series without the prior written consent of The Bailey Group; or

any amendment of the Certificate of Designation which materially adversely affects the rights and preferences of the Series B Preferred Stock.

Right of participation

The securities purchase agreement with The Bailey Group provides that as long as at least two-thirds of the shares of the Series B Preferred Stock and the conversion shares, and the shares of our common stock of The Bailey Group or their affiliates held on the date of the agreement, in the aggregate, remain held by The Bailey Group or their affiliates, we must, before any proposed issuance by us of any of our securities (other than debt securities with no equity feature), offer to The Bailey Group by written notice the right, for a period of 15 days, to purchase for cash at the price or other consideration for which such securities are to be issued a number of such securities so that, after giving effect to such issuance (and the conversion, exercise and exchange into or for shares of common stock of all such securities that are so convertible, exercisable or exchangeable), The Bailey Group will continue to maintain their same proportionate beneficial equity ownership in us represented by the preferred shares, the conversion shares and any other shares of our common stock that they beneficially own, if any, as of the date of such notice (treating The Bailey Group, for the purpose of such computation, as the holder of the number of shares of common stock which would be issuable to The Bailey Group upon conversion, exercise and exchange of all securities (including but not limited to the preferred shares) held by The Bailey Group on the date such offer is made, that are convertible, exercisable or exchangeable into or for (whether directly or indirectly) shares of common stock and assuming the like conversion, exercise and exchange of all such other securities held by other persons). However, the above participation rights of the Investor will not apply to securities issued:

upon conversion of any of the preferred shares;

as a stock dividend or upon any subdivision of shares of common stock, provided that the securities issued pursuant to such stock dividend or subdivision are limited to additional shares of common stock;

under rights to acquire common stock from us outstanding on January 1, 2005;

under options to purchase common stock from us issued to employees, consultants and members of the board of directors, provided that such excluded options or equity incentives are approved by a majority of the disinterested members of our board of directors;

solely in consideration for the acquisition (whether by merger or otherwise) by us of all or substantially all of the stock or assets of any other entity; or

pursuant to a public offering of our securities.

The Bailey Group may accept our offer as to the full number of securities offered to them or any lesser number, by written notice thereof given by them to us before the expiration of the 15 day period, in which event we will sell and the Investor will buy, upon the terms specified, the number of securities agreed to be purchased by The Bailey Group. If any other investor who has a comparable right of participation fails to accept our offer as to the full number of securities offered to the investor, the investors from The Bailey Group who have so accepted may within the following ten-day period purchase the unaccepted securities, with such participation by The Bailey Group being in proportion to their beneficial equity ownerships in us. We will thereafter be free at any time prior to ninety days after the date of our notice of offer to The Bailey Group to offer and sell to any third party the remainder of such securities proposed to be issued by us at a price and on payment terms no less favorable to us than those specified in the notice of offer to The Bailey Group. If such third party sale or sales are not completed within such ninety-day period, we cannot sell such securities that have not been purchased within such period without again complying with these provisions.

The participation rights will apply to and be proportionately shared among all investors who purchase shares of Series B Preferred Stock.

Right of first refusal

The purchase agreement with The Bailey Group provides that an investor from The Bailey Group proposing to transfer all or any portion of or interest in their preferred shares for value may do so only pursuant to a bona fide offer to purchase. If the investor desires to sell his preferred shares pursuant to such an offer, he must give us notice which must contain a description of all of the material terms and conditions of the offer and a copy of it, if any. We will then have a period of fifteen days to determine whether to purchase all of the investor's preferred shares upon the terms and conditions contained in the offer to purchase. If we elect to purchase all of the investor's preferred shares, we must complete the transaction as if we were the offeror, but in no event shall the closing date be earlier than thirty days following the date of our notification to the investor of our determination to purchase the investor's preferred shares. If we do not exercise our right of first refusal within such fifteen-day period, the other investors will receive the investor notice and will then have a period of ten days to elect to purchase all of such preferred shares upon such terms and conditions, with such purchase by such other Investors being in proportion to their beneficial equity ownerships in us and with consummation of such purchases within fifteen days following the date of the other investors' notification of their election to purchase. If the other investors fail to give notice of their exercise of their right of first refusal within such ten-day period, the transferring investor will be free to transfer his preferred shares, but only in accordance with the offer. The investors cannot otherwise transfer their preferred shares or interests for value without complying with these provisions. The right of the investors to purchase shares of Series B Preferred Stock will apply to and be proportionately shared among all investors who purchase shares of Series B Preferred Stock.

Election of directors

The purchase agreement with The Bailey Group also provides that The Bailey Group voting together as a separate class will have the right to elect three directors of our board of directors, two of whom shall meet the independence criteria of Nasdaq and of any other rules and regulations applicable to us. However, to the extent that the number of outstanding shares of Series B Preferred Stock and the number of shares of common stock which are held by The Bailey Group are diminished as a result of sale or other transfer, the number of directors of our board of directors which may be elected by the holders thereof shall be proportionately reduced or eliminated to the extent that total number of such shares is nearer to two-thirds, one-third or zero compared to the initial total number thereof. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Series B Preferred Stock and of the shares of common stock then held by The Bailey Group shall constitute a quorum for the election of the foregoing directors. A vacancy in any directorship elected pursuant to this paragraph by The Bailey Group can be filled only by vote or written consent of The Bailey Group. In consideration of the foregoing rights, The Bailey Group will not participate in the election of directors provisions of the

Certificate of Designations.

Agreements with Eric W. Reinhard

We have entered into a securities purchase agreement with Eric W. Reinhard, a nominee for election as a director. Under this agreement, Mr. Reinhard will purchase 60,000 shares of Series B Preferred Stock, also at $2.50 per share, for a total purchase price of $150,000. Those shares of Series B Preferred Stock will generally have the same rights, protections, restrictions and obligations as the above-described Series B Preferred Stock. We have also entered into a separate stock restriction and registration rights agreement with Mr. Reinhard which is similar to the form attached hereto as Annex C.

Under the securities purchase agreement with Mr. Reinhard, Mr. Reinhard will not be required to make payment for the shares of Series B Preferred Stock through the escrow arrangements established for other investors, but rather the consideration for Mr. Reinhard's purchase of the shares will be his advice and assistance to us with respect to our sale of 1,000,000 shares of Series B Preferred Stock to a small group of investors for an aggregate purchase price of $2,500,000. Such advice and assistance was valued at not less than $150,000.

In addition, pending stockholder approval of the Private Placement, we will pay Mr. Reinhard $133,336 over 8 months as a fee related to raising capital. Mr. Reinhard will also be appointed as chairman of our board of directors and our chief development officer at an initial salary of $200,000 per year beginning on October 1, 2005, and we expect to grant options to Mr. Reinhard at levels commensurate with option grants to other executive officers which are generally determined at the end of each fiscal year.

Right of participation

The securities purchase agreement with Mr. Reinhard provides that as long as at least two-thirds of the shares of the Series B Preferred Stock and the conversion shares, in the aggregate, remain held by Mr. Reinhard or his affiliates, we must, before any proposed issuance by us of any of our securities (other than debt securities with no equity feature), offer to Mr. Reinhard by written notice the right, for a period of 15 days, to purchase for cash at the price or other consideration for which such securities are to be issued a number of such securities so that, after giving effect to such issuance (and the conversion, exercise and exchange into or for shares of common stock of all such securities that are so convertible, exercisable or exchangeable), Mr. Reinhard will continue to maintain his same proportionate beneficial equity ownership in us represented by the preferred shares, the conversion shares and any other shares of our common stock that he owns, if any, as of the date of such notice (treating Mr. Reinhard, for the purpose of such computation, as the holder of the number of shares of common stock which would be issuable to Mr. Reinhard upon conversion, exercise and exchange of all securities (including but not limited to the preferred shares) held by Mr. Reinhard on the date such offer is made, that are convertible, exercisable or exchangeable into or for (whether directly or indirectly) shares of common stock and assuming the like conversion, exercise and exchange of all such other securities held by other persons). However, the above participation rights of Mr. Reinhard will not apply to securities issued:

upon conversion of any of the preferred shares;

as a stock dividend or upon any subdivision of shares of common stock, provided that the securities issued pursuant to such stock dividend or subdivision are limited to additional shares of common stock;

under rights to acquire common stock from us outstanding on January 1, 2005;

under options to purchase common stock from us issued to employees, consultants and members of the board of directors, provided that such excluded options or equity incentives are approved by a majority of the disinterested members of our board of directors;

solely in consideration for the acquisition (whether by merger or otherwise) by us of all or substantially all of the stock or assets of any other entity; or

pursuant to a public offering of our securities.

Mr. Reinhard may accept our offer as to the full number of securities offered to him or any lesser number, by written notice thereof given by him to us before the expiration of the 15 day period, in which event we will sell and Mr. Reinhard will buy, upon the terms specified, the number of securities agreed to be purchased by Mr. Reinhard. We will thereafter be free at any time prior to ninety days after the date of our notice of offer to Mr. Reinhard to offer and sell to any third party the remainder of such securities proposed to be issued by us at a price and on payment terms no less favorable to us than those specified in the notice of offer to Mr. Reinhard. If such third party sale or sales are not completed within such ninety-day period, we cannot sell such securities that have not been purchased within such period without again complying with these provisions.

The participation rights will apply to and be proportionately shared among all investors who purchase shares of Series B Preferred Stock.

Right of first refusal

The securities purchase agreement with Mr. Reinhard provides that if Mr. Reinhard proposes to transfer all or any portion of or interest in his preferred shares for value he may do so only pursuant to a bona fide offer to purchase. If Mr. Reinhard desires to sell his preferred shares pursuant to such an offer, he must give us notice which must contain a description of all of the material terms and conditions of the offer and a copy of it, if any. We will then have a period of fifteen days to determine whether to purchase all of Mr. Reinhard's preferred shares upon the terms and conditions contained in the offer to purchase. If we elect to purchase all of Mr. Reinhard's preferred shares, we must complete the transaction as if we were the offeror, but in no event shall the closing date be earlier than thirty days following the date of our notification to Mr. Reinhard of our determination to purchase Mr. Reinhard's preferred shares. If we do not exercise our right of first refusal within such fifteen-day period, any other investors holding Series B Preferred Stock will receive Mr. Reinhard's notice and will then have a period of ten days to elect to purchase all of such preferred shares upon such terms and conditions, with such purchase by such other investors being in proportion to their beneficial equity ownerships in us and with consummation of such purchases within fifteen days following the date of the other investors' notification of their election to purchase. If the other investors fail to give notice of their exercise of their right of first refusal within such ten-day period, Mr. Reinhard will be free to transfer his preferred shares, but only in accordance with the offer. Mr. Reinhard cannot otherwise transfer his preferred shares for value without complying with these provisions. The right of the other investors to purchase shares of Series B Preferred Stock will apply to and be proportionately shared with Mr. Reinhard and with the purchase right of any other person who purchases shares of Series B Preferred Stock.

No appraisal rights

Under Nevada law, stockholders are not entitled to appraisal rights with respect to the Private Placement Proposal.

Vote required

The affirmative vote of the stockholders having a majority of the voting power of all shares present, in person or by proxy, and entitled to vote at the meeting, voting as a single class, is required to approve and ratify the Private Placement Proposal. The Bailey Group, which holds a total of approximately 41% of our outstanding common stock, have indicated that they intend to vote their shares in favor of the Private Placement Proposal.

Recommendation of the board of directors

The board of directors has determined that the Private Placement is in the best interests of us and our stockholders and recommends that you vote "FOR" approval of the private placement proposal.

ITEM 3 FOR VOTING - APPROVAL OF AMENDMENT TO THE 2001 STOCK OPTION PLAN TO INCREASE THE AUTHORIZED NUMBER OF COMMON SHARES THAT MAY BE ISSUED UNDER THE PLAN FROM A TOTAL OF 150,000 SHARES TO A TOTAL OF 300,000 SHARES

We are seeking stockholder approval of an amendment to our 2001 Stock Option Plan to increase the number of common shares that may be issued under the plan from a total of 150,000 shares to a total of 300,000 shares.

The 2001 Stock Option Plan was adopted by the board of directors in December 2001. The plan provides for the granting of stock options to employees, directors and consultants to purchase shares of common stock, and currently covers a total of 150,000 shares of common stock. The plan has approximately 18,225 remaining shares available for new option grants. The number of shares subject to options generally granted during a one-year period is approximately 50,000.

In November 2004, the board of directors approved an amendment to the plan to increase the number of shares authorized to be issued under the plan from a total of 150,000 shares to a total of 300,000 shares. The primary purpose of the amendment is to ensure that we have a sufficient reserve of shares of common stock available for issuance under the plan in connection with stock options granted and to be granted under the plan.

The board of directors believes that the continued availability of stock options is important to us and helps to enhance stockholder value by increasing the ability to attract, retain and motivate key employees, directors and consultants by providing them with a means to purchase our common stock which can become more valuable if the market price of our common stock increases. We intend to grant additional options under the amended plan over an extended uncertain period of time and anticipate that additional stock options will be granted to both present and to future key employees.

Reasons for stockholder approval request

The Nasdaq rules require stockholder approval when a stock option plan under which options or stock may be acquired by officers, directors, employees or consultants is materially amended. In addition, the Internal Revenue Code of 1986 requires stockholder approval of an amendment to an incentive stock option plan to increase the maximum total number of shares of stock that may be issued under the plan. Accordingly, the plan provides that the stockholders must approve any amendment which increases the total number of shares of common stock reserved for options granted under the plan and any amendment for which stockholder approval is otherwise required by tax law for incentive stock options or by other regulatory requirements, such as the Nasdaq listing requirements.

We are seeking stockholder approval of the amendment to the plan in order to ensure compliance with the Nasdaq rules, the Internal Revenue Code and the provisions of the plan. Stockholder approval of the amendment to the plan is not otherwise required as a matter of Nevada law or other applicable laws or rules or by our articles of incorporation or bylaws.

Summary of the plan

Although the discussion below summarizes the material provisions of the plan, it does not purport to describe all of the provisions. A copy of the 2001 Stock Option Plan is attached to this proxy statement as Annex E. We urge all stockholders to read the entire 2001 Stock Option Plan carefully.

Total Shares of Stock Available

The total number of shares of our common stock which may be issued under the plan upon the exercise of stock options granted under the plan will be 300,000, after giving effect to the amendment. This number is subject to automatic adjustment as appropriate to reflect any subsequent stock splits or similar stock adjustment events. Subject to this total limit of shares which may be issued under the plan, the board of directors will have discretion in determining the relative and overall size of option grants under the plan.

Eligible Participants

All employees, directors and consultants of us or any subsidiary are eligible to participate in the plan. However, as discussed below the board of directors has discretion to determine which of the persons eligible to participate in the plan are to be granted options, and based on prior annual stock option grants under the plan we expect that approximately 30 individuals may be granted stock options under the plan in any fiscal year. The board of directors contemplates granting options under the plan over an extended uncertain period of time and anticipates that stock options will be granted both to present and to future key employees, directors and consultants.

Persons to be granted stock options will be selected at the discretion of the board of directors from among those eligible participants based on a determination of their performance and their position to contribute materially to our continued growth and development and to our long-term success.

Option Types and Restrictions

The plan provides for grants of:

incentive stock options, which are intended to qualify for special tax treatment and which can be granted only to employees; and

so-called non-statutory stock options, which are stock options not intended to be subject to the statutory tax law restrictions required for the special tax treatment available for incentive stock options, and which can be granted to employees, directors and consultants.

Incentive stock options allow for special tax treatment for the employee optionee, but in turn are subject to tax law restrictions which require that the option:

have an exercise price of not less than 100% of the market price of our common stock on the date the option is granted (or no less than 110% in the case of an optionee who is a ten percent or more stockholder);

be nontransferable by the optionee;

be terminated if not exercised within 3 months of an optionee's termination of employment with us; and

have a term of no more than ten years (five years in the case of an optionee who is a ten percent or more stockholder).

Nonstatutory stock options are not subject to the above tax law restrictions. However, the plan provides that nonstatutory stock options will be subject to transferability restrictions, termination provisions based on the continuing status of the optionee with us, and will have a term of no more than ten years.

Vesting and Exercise Provisions

Options granted under the plan will be subject to such general vesting and exercisability provisions as the board of directors deems appropriate. Options will be accelerated to fully vest just before the completion of an acquisition of us or a similar event.

The exercise price to be paid to us upon exercise of an option may be paid in cash or in any other form of legal consideration that may be acceptable to the board of directors.

Amendments

The board of directors may amend the plan at any time. However, the plan provides that the stockholders must approve any amendment which increases the total number of shares of common stock reserved for options granted under the plan and any amendment for which stockholder approval is otherwise required by tax law for incentive stock options or by other regulatory requirements, such as the Nasdaq Stock Market listing requirements.

Termination

Unless terminated earlier by the board of directors, the plan will terminate on the ten-year anniversary date of the plan on December 12, 2011, after which no options may be granted under the plan. The board of directors may suspend or terminate the plan at any earlier time.

New plan benefits

Although the levels and recipients of future stock option grants under the plan are not currently determinable since such grants will be based in part upon the future performance and the relative incentive compensation objectives for possible recipients, options were granted under the plan effective in October 2003 (for the fiscal year ended September 30, 2003) and effective in October 2004 (for the fiscal year ended September 30, 2004) to purchase the total number of shares of common stock as follows:

	October 2003	October 2004
Boyd E. Hoback, Chief Executive Officer	3,900	12,000
All current executive officers as a group	11,340	26,575
All current directors/director nominees who are not executive officers as a group	12,000	12,000
All employees, including all current officers who are not executive officers, as a group	17,400	13,200
Total	44,640	63,775

Federal income tax consequences

The principal federal income tax consequences of the grant and exercise of options under the plan are generally as follows:

Incentive Stock Options

1. Upon the grant of an incentive stock option, the optionee will have no taxable income and we will have no tax deduction.

2. The tax consequences upon exercise of the incentive stock option and later disposition of the shares of common stock acquired thereby depend on whether the optionee satisfies the holding period rule whereby the optionee must hold the shares for more than one year after exercise and two years after the date of grant of the option.

3. If the optionee satisfies the holding period rule, the optionee will not realize income upon exercise of the incentive stock option (although the excess of the fair market value of the shares on the date of exercise over the exercise price must be included as an adjustment in computing alternative minimum taxable income) and we will not be allowed a tax deduction at any time. The difference between the exercise price and the amount realized upon disposition of the shares by the optionee will constitute a long-term capital gain or loss, as the case may be.

4. If the optionee fails to observe the holding period rule, the portion of any gain realized upon such disqualifying disposition of the shares which does not exceed the excess of the fair market value at the date of exercise over the exercise price will be treated as ordinary income to the optionee, the balance of any gain or any loss will be treated as capital gain or loss (long-term or short-term depending on whether the shares were held for more than one year after the option was exercised) and we will be entitled to a deduction equal to the amount of ordinary income upon which the optionee is taxed.

Nonstatutory Stock Options

1. Upon the grant of a nonstatutory stock option, the optionee will have no taxable income and we will have no tax deduction.

2. Upon the exercise of a nonstatutory stock option, the optionee will realize ordinary taxable income in an amount equal to the excess of the fair market value of the underlying shares of common stock at the time the option is exercised over the exercise price of the option for such shares.

3. The amount of income recognized by the optionee will be deductible by us as compensation expense in the year in which ordinary income is recognized by the optionee by reason of exercise of the nonstatutory stock option.

4. An optionee's basis for the shares of common stock acquired by exercising the nonstatutory stock option will be the option exercise price plus any amount recognized as ordinary income by reason of the exercise of the option.

5. Upon the sale of the common stock acquired by exercising a nonstatutory stock option, capital gain or loss will be realized by the optionee in the amount by which the sales price is greater or less than the basis of such stock. Such gain or loss will be long-term or short-term depending on whether the shares were held for more than one year after the option was exercised.

1992 stock option plans

The ten-year terms of our 1992 Incentive Stock Option Plan and our 1992 Non-Statutory Stock Option Plan expired in April 2002, and thus no more options may be granted under those plans. However, there are previously granted options under those plans which remain outstanding with respect to the potential purchase upon exercise of those options of a total number of shares of common stock as follows:

1992 Incentive Stock Option Plan	374,055
1992 Non-Statutory Stock Option Plan	76,049
450,104

Equity compensation plan information

As discussed above, we have a 2001 Stock Option Plan under which options and shares of our common stock are authorized for grant or issuance as compensation to eligible employees, directors and consultants. We also have a 1992 Incentive Stock Option Plan and a 1992 Non-Statutory Stock Option Plan under which shares of our common stock are authorized for issuance pursuant to outstanding options previously granted to eligible employees, directors and consultants. Each of these plans has been approved by our stockholders. For additional information about our equity compensation plans, see Note 9, Stockholders' Equity, in the Notes to Consolidated Financial Statements included in the accompanying Annual Report on Form 10-KSB for the fiscal year ended September 30, 2004.

The following table presents summary information about the shares of common stock authorized for issuance under our equity compensation plans as of September 30, 2004. The table does not reflect the amendment to the 2001 Stock Option Plan adopted by the board of directors in November 2004 to increase the number of authorized shares from a total of 150,000 shares to a total of 300,000 shares, which amendment is being submitted to a vote of the stockholders as discussed in this proxy statement.

Equity Compensation Plan Information

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	529,159	$2.74	70,500
Equity compensation plans not approved by security holders	0	0	0
Total	529,159	$2.74	70,500

Recommendation of the board of directors

Since the board of directors believes that maintaining an adequate number of shares available under the 2001 Stock Option Plan will help to attract, retain and motivate key employees, directors and consultants and help to enhance stockholder value, the board of directors recommends that you vote "FOR" approval of the amendment to the plan to increase the authorized number of common shares that may be issued under the plan from a total of 150,000 shares to a total of 300,000 shares.

INDEPENDENT PUBLIC ACCOUNTANTS

The board of directors appointed HEIN & ASSOCIATES LLP as Good Times Restaurants' independent auditors for the fiscal year ended September 30, 2004, and to perform other accounting services. Representatives of HEIN & ASSOCIATES LLP are expected to be present at the annual meeting of shareholders, and will have the opportunity to make a statement if they so desire and to respond to appropriate shareholder questions.

Audit Fees

The aggregate fees billed for professional services rendered by HEIN+ ASSOCIATES LLP for its audit of the Company's annual financial statements for the fiscal year ended September 30, 2004, and its reviews of the financial statements included in the Company's Forms 10-QSBs for fiscal year 2004 were $53,844 compared to $51,000 in fees for the fiscal year ended 2003.

Tax Fees

The aggregate fees billed to Good Times Restaurants for all other services rendered by HEIN & ASSOCIATES LLP for the fiscal years ended 2003 and 2004 were $5,750 in each year. These fees related to preparation and review of the Company's tax returns.

Audit Committee Policy on Pre-Approval Policies of Auditor Services

Under the provisions of the Audit Committee Charter, all audit services and all permitted non-audit services (unless subject to a de minimis exception allowed by law) provided by our independent auditors, as well as fees and other compensation to be paid to them, must be approved in advance by our Audit Committee. All audit and tax services provided by HEIN & ASSOCIATES LLP during the fiscal year ended September 30, 2004, and the related fees as discussed above, were approved in advance in accordance with SEC rules and the provisions of the Audit Committee Charter. There were no other services or products provided by HEIN & ASSOCIATES LLP to us or related fees during the fiscal year ended September 30, 2004 except as discussed above.

Auditor Independence

The audit committee of the board of directors has considered the effect that the provision of the services described above under the caption "All Other Fees" may have on the independence of HEIN & ASSOCIATES LLP. The audit committee has determined that provision of those services is compatible with maintaining the independence of HEIN & ASSOCIATES LLP as the Company's principal accountants.

FUTURE STOCKHOLDER PROPOSALS

Any Good Times Restaurants stockholder proposal for the annual meeting of stockholders in 2006 must be received by Good Times Restaurants by August 15, 2005 for the proposal to be included in the Good Times Restaurants proxy statement and form of proxy for that meeting. If notice of a proposal for which a stockholder will conduct his or her own proxy solicitation is not received by Good Times Restaurants by November 12, 2005, the person named in proxies solicited by the Good Times Restaurants board of directors may use his discretionary authority when the matter is raised at the meeting, without including any discussion of the matter in the proxy statement.

OTHER MATTERS

The board of directors does not know of any other matters to be brought before the annual meeting. If any other matter not discussed in this proxy statement is properly brought before the annual meeting, the persons named in the enclosed proxy intend to vote such proxy in accordance with his or her best judgment on that matter.

INCORPORATION OF DOCUMENTS BY REFERENCE

Our Annual Report on Form 10-KSB, including financial statements, for the fiscal year ended September 30, 2004, is being mailed to stockholders along with this proxy statement. The following information from the Form 10-KSB is incorporated into this proxy statement by reference:

The information under the caption "Item 6. Management's Discussion and Analysis of Financial Condition and Results of Operations";

The information under the caption "Item 7. Financial Statements"; and

The information under the caption "Item 8. Changes In and Disagreements with Accountants on Accounting and Financial Disclosure".

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Boyd E. Hoback

Boyd E. Hoback

President and Chief Executive Officer

December 30, 2004

ANNEX A

[FORM OF SECURITIES PURCHASE AGREEMENT]

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of __________, 2004, by and among Good Times Restaurants Inc., a Nevada corporation (the "Company"), and each of the parties set forth on the signature pages hereto (the "Investors").

WHEREAS:

A. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

B. The Company has authorized a new series of preferred stock, designated as Series B Convertible Preferred Stock, having the rights, preferences and privileges set forth in the Certificate of Designations, Rights and Preferences attached hereto as Exhibit "A" (the "Certificate of Designation");

C. The Series B Convertible Preferred Stock is convertible into shares of common stock, $.001 par value per share, of the Company (the "Common Stock"), upon the terms and subject to the limitations and conditions set forth in the Certificate of Designation;

D. `The Investors desire to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, an aggregate of 1,000,000 shares of Series B Convertible Preferred Stock (such shares, together with any Series B Convertible Preferred Stock issued in replacement thereof or otherwise with respect thereto in accordance with the terms thereof, being hereinafter collectively referred to as the "Preferred Shares"), for an aggregate purchase price of $2,500,000 or $2.50 per Preferred Share;

E. The Investors desire to accomplish such purchase through Pacere Investments, LLC, a Colorado limited liability company (the "LLC"), the sole asset of which will be the Preferred Shares and the sole owners of which will be the Investors; and

F. Each Investor wishes to purchase through the LLC, upon the terms and conditions stated in this Agreement, the number of Preferred Shares as is set forth immediately below his name on the signature pages hereto.

NOW THEREFORE, the Company and each of the Investors severally (and not jointly) hereby agree as follows:

1. PURCHASE AND SALE OF PREFERRED SHARES.

(a) Purchase of Preferred Shares. On the Closing Date (as defined below), the Company shall issue and sell to each Investor through the LLC and each Investor severally agrees to purchase through the LLC from the Company such number of Preferred Shares as is set forth immediately below such Investor's name on the signature pages hereto.

(b) Form of Payment. Payment shall be made by bank check to an escrow agent to be mutually agreed upon by the Investors and the Company on or before January 3, 2005 to be collected and held by escrow agent as agent for each Investor and the LLC and to be delivered by escrow agent to the Company upon the Closing of the purchase of the Preferred Shares in accordance with the provisions of this Agreement.

(c) Closing Date. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Preferred Shares pursuant to this Agreement (the "Closing Date") shall be on or before February 10, 2005, or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on the Closing Date at such location as may be agreed to by the parties.

2. INVESTORS'REPRESENTATIONS AND WARRANTIES. Each Investor severally (and not jointly) represents and warrants to the Company solely as to such Investor that:

(a) Investment Purpose. As of the date hereof, the Investor is purchasing through the LLC the Preferred Shares and the shares of Common Stock issuable upon conversion of or otherwise pursuant to the Certificate of Designation, such shares of Common Stock being collectively referred to herein as the "Conversion Shares") and, collectively with the Preferred Shares, the "Securities") for his own beneficial account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, and except as otherwise set forth in this Agreement, the Investor and the LLC does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

(b) Accredited Investor Status. The Investor is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D of the 1933 Act (an "Accredited Investor").

(c) Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to him, through the LLC, in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

(d) Information. The Investor and his advisors, if any, have been, and for so long as the Preferred Shares remain outstanding will continue to be, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been or are subsequently reasonably requested by the Investor or his advisors. The Investor and his advisors, if any, have been, and for so long as the Preferred Shares remain outstanding will continue to be, afforded the opportunity to ask questions of the Company. Notwithstanding the foregoing, the Company has not disclosed to the Investor any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Investor. Neither such inquiries nor any other due diligence investigation conducted by the Investor or any of his advisors or representatives shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in Section 3 below. The Investor understands that his investment in the Securities involves a significant degree of risk.

(e) Governmental Review. The Investor and the LLC understand that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(f) Transfer or Re-sale. The Investor and the LLC understand that (i) the sale or re-sale of the Preferred Shares has not been and is not being registered under the 1933 Act or any applicable state securities laws, and that the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Investor shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company; provided such opinion is issued by Ballard Spahr Andrews & Ingersoll, LLP, or such other law firm as may be reasonably acceptable to the Company ("Qualifying Investor Counsel"), (c) the Securities are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) ("Rule 144")) of the Investor or the LLC who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor, (d) in the opinion of the Company's counsel or Qualifying Investor Counsel, the Securities are sold pursuant to and in compliance with Rule 144, or (e) the Securities are transferred to the Investor by the LLC in accordance with his membership interest therein; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of such Rule and further, if such Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) except as provided in the Registration Rights Agreement attached hereto as Exhibit B neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(g) Legend. The Investor understands that the Preferred Shares and, until such time as the Conversion Shares are sold pursuant to an effective registration statement under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, or the type of transaction in which they may be sold, the Securities may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned except pursuant to an effective registration statement for the securities under such Act, or pursuant to an exemption from registration under such Act, the availability of which is to be established by an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under such Act, or unless the securities are sold pursuant to Rule 144 under such Act."

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is sold pursuant to an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, or the type of transaction in which they may be sold, or (b) such holder provides the Company with an opinion of counsel from Qualifying Investor Counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected or (c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144. The Investor and the LLC agree to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

(h) Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Investor, and this Agreement constitutes the valid and binding agreement of the Investor enforceable in accordance with their terms.

(i) Residency. The Investor is a resident of the jurisdiction set forth immediately below such Investor's name on the signature pages hereto.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Investor that:

(a) Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith.

(b) Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement and the Certificate of Designation and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement and the Certificate of Designation by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Preferred Shares and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company's Board of Directors and subject to Stockholder Approval (as defined in Section 4(i) no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Certificate of Designation such instrument will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

(c) Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 50,000,000 shares of Common Stock, of which 2,309,971 shares are issued and outstanding; except as set forth in Schedule 3(c), no shares are reserved for issuance pursuant to the Company's stock option plans; and, subject to the Stockholder Approval (as defined in Section 4(i)), 1,240,000 shares are reserved for issuance upon conversion of the Preferred Shares, and (ii) 5,000,000 shares of preferred stock of which 1,240,000 are shares of Series B Convertible Preferred Stock. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed in Schedule 3(c), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company (including but not limited to the former Shareholders Rights Plan of the Company), (ii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the 1933 Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Preferred Shares or the Conversion Shares. The Company has furnished to the Investors true and correct copies of the Company's Articles of Incorporation as in effect on the date hereof ("Articles of Incorporation"), the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities exercisable for the acquisition of Common Stock of the Company and the material rights of the holders thereof in respect thereto.

(d) Issuance of Shares. The Preferred Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and will not impose personal liability upon the holder thereof. Subject to the Stockholder Approval (as defined in Section 4(i)), the Conversion Shares will be duly authorized and reserved for issuance and, upon conversion of the Preferred Shares in accordance with their respective terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and will not impose personal liability upon the holder thereof.

(e) No Conflicts. Subject to the Listing (as defined in Section 4(h)) and the Stockholder Approval (as defined in Section 4(i)), the execution, delivery and performance of this Agreement and the Certificate of Designation by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares) will not (i) conflict with or result in a violation of any provision of the Articles of Incorporation or By-laws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, license or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The Company is not in violation of its Articles of Incorporation, By-laws or other organizational documents and the Company is not in default (and no event has occurred which with notice or lapse of time or both could put the Company in default) under, and the Company has not taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party or by which any property or assets of the Company is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company is not being conducted, in violation of any law, ordinance or regulation of any governmental entity to the extent such violation could have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, and except for Stockholder Approval (as defined in Section 4(i)) the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement and the Certificate of Designation in accordance with the terms hereof or thereof or to issue and sell the Preferred Shares in accordance with the terms hereof and to issue the Conversion Shares upon conversion of the Preferred Shares. Except as disclosed in Schedule 3(e), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the Nasdaq Smallcap Market ("Nasdaq") and does not reasonably anticipate that the Common Stock will be delisted by Nasdaq in the foreseeable future. The Company is unaware of any facts or circumstances which might give rise to any of the foregoing.

(f) SEC Documents; Financial Statements. The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered or made available to each Investor true and complete copies of the SEC Documents publicly filed since September 30, 2003, except for such exhibits and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to June 30, 2004 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

(g) Absence of Certain Changes. Except as set forth on Schedule 3(g), since June 30, 2004, there has been no change and no development in the assets, liabilities, business, properties, operations, financial condition, results of operations or prospects of the Company which has had a Material Adverse Effect.

(h) Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, or their officers or directors in their capacity as such, that could have a Material Adverse Effect. Schedule 3(h) contains a complete list and summary description of any pending or threatened proceeding against or affecting the Company, with a potential liability in excess of $10,000, without regard to whether it would have a Material Adverse Effect. The Company is unaware of any facts or circumstances which might give rise to any of the foregoing.

(i) Intellectual Property. The Company owns or possesses the requisite licenses or rights to use all know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights ("Intellectual Property") necessary to enable it to conduct its business as now operated (and, except as set forth in Schedule 3(i) hereof, to the best of the Company's knowledge, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to the Company's knowledge threatened, which challenges the right of the Company with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, except as set forth in Schedule 3(i) hereof, to the best of the Company's knowledge, as presently contemplated to be operated in the future); to the best of the Company's knowledge, the Company's current and intended products and services do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which are likely to give rise to any of the foregoing. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of its Intellectual Property.

(j) No Materially Adverse Contracts, Etc. The Company is not subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect. The Company is not a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

(k) Tax Status. Except as set forth on Schedule 3(k), the Company has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. Except as set forth on Schedule 3(k), none of the Company's tax returns is presently being audited by any taxing authority.

(l) Certain Transactions. Except as set forth on Schedule 3(l) and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

(m) Other Sales of Preferred Shares. Except as set forth on Schedule 3(m), the Company has no agreements or commitments to sell shares of the Series B Convertible Preferred Stock other than to the Investors pursuant to this Agreement.

(n) No Brokers. Except for the compensation to be paid to Eric Reinhard by the Company set forth in Schedule 3(n), the Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

(o) Permits; Compliance. The Company is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders, the absence of which would have a Material Adverse Effect necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "Company Permits"), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. The Company is not in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which would not reasonably be expected to have a Material Adverse Effect. Since June 30, 2004, the Company has not received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

(p) Environmental Matters.

(i) Except as set forth in Schedule 3(p), there are, to the Company's knowledge, with respect to the Company no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and the Company has not received any notice with respect to any of the foregoing, nor is any action pending or, to the Company's knowledge, threatened in connection with any of the foregoing, except for matters which would not have a Material Adverse Effect. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(ii) Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company, and other than those which would not have a Material Adverse Effect, no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company during the period the property was owned, leased or used by the Company.

(q) Title to Property. The Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(q) or such as would not have a Material Adverse Effect. Any real property and facilities held under lease by the Company is held by it under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

(r) Insurance. Except as set forth in Schedule 3(r), the Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the business in which the Company is engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. The Company has provided to Investor true and correct copies of all policies relating to liability coverage.

(s) Employment Matters. Schedule 3(s) sets forth a complete and accurate list of each compensation or benefit plan, program or agreement (collectively the "Employee Benefit Plans") sponsored, maintained, contributed to or required to be contributed to by the Company for the benefit of any employee of the Company. The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) for which the Company would have any liability has occurred; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended (the "Code"); each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, that would cause the loss of such qualification; and with respect to the Employee Benefit Plans there exists no condition or set of circumstances that could reasonably be expected to result in liability which is reasonably likely to have a Material Adverse Effect on the Company under ERISA, the Code or any applicable law.

(t) Not Investment Company. The Company is not, and upon the issuance and sale of the Securities as contemplated by this Agreement will not be an "investment company" required to be registered under the Investment Company Act of 1940 (an "Investment Company"). The Company is not controlled by an Investment Company.

(u) Disclosure. All information relating to or concerning the Company set forth in this Agreement and provided to the Investors pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company's reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

4. COVENANTS.

(a) Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Section 6 and 7 of this Agreement.

(b) Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Investor promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Investors at the applicable closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to each Investor on or prior to the Closing Date.

(c) Reporting Status. The Company's Common Stock is registered under Section 12(g) of the 1934 Act. So long as an Investor beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

(d) Financial Information. The Company shall send or make available the following reports to each Investor for so long as such Investor retains the ownership of at least two-thirds of his shares of Series B Convertible Preferred Stock or the shares of Common Stock acquired by the conversion thereof: (i) within ten days after the filing with the SEC, a copy of its Annual Report on Form 10-KSB, its Quarterly Reports on Form 10-QSB and any Current Reports on Form 8-K; (ii) within three days after release, copies of all press releases issued by the Company; and (iii) contemporaneously with the making available or giving to the shareholders of the Company, copies of any notices or other information the Company makes available to such shareholders.

(e) Authorization and Reservation of Shares. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the Preferred Shares and issuance of the Conversion Shares in connection therewith.

(f) Listing. Subject to the Listing (as defined in Section 4(h)), the Company shall within ninety days following the Closing Date secure the listing of the Conversion Shares upon each securities trading market upon which shares of Common Stock are then listed (subject to official notice of issuance) and, so long as any Investor owns any of the Securities, shall maintain, for so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable upon conversion of the Preferred Shares. For so long as any Investor owns his Securities, the Company shall maintain the listing and trading of its Common Stock on a nationally recognized securities trading market if any shares of Common Stock are listed and traded on such market and will comply in all respects with the Company's obligations with respect to such trading market.

(g) Required Filings. The Company shall file all of the outstanding reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the 1934 Act.

(h) Listing on the Nasdaq Smallcap Market. The Company shall use its best efforts to maintain its listing on the Nasdaq Smallcap Market (the "Listing").

(i) Stockholder Approval. The Company shall file a proxy statement with the SEC no later than January 3, 2005 and use its best efforts to obtain, on or before February 10, 2005 such approvals of the Company's stockholders as may be required to issue all of the shares of Common Stock issuable upon conversion of the Preferred Shares in accordance with Nevada law and any applicable rules or regulations of the Nasdaq Smallcap Market, through an increase in authorized capital (the "Stockholder Approval"). The Company shall comply with the filing and disclosure requirements of Section 14 under the 1934 Act in connection with the Stockholder Approval.

5. TRANSFER AGENT INSTRUCTIONS. The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of each Investor or his nominee, or the LLC, for the Conversion Shares in such amounts as specified from time to time by each Investor to the Company upon conversion of the Preferred Shares in accordance with the terms thereof (the "Irrevocable Transfer Agent Instructions"). Prior to registration of the Conversion Shares under the 1933 Act (and until the Company has received the opinion of Qualifying Investor Counsel that legends may be removed prior to sale under the registration statement) or the date on which the Conversion Shares may be sold pursuant to Rule 144 without any restriction as to the number of Securities as of a particular date that can then be immediately sold, all such certificates shall bear the restrictive legend specified in Section 2(f) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares, prior to registration of the Conversion Shares under the 1933 Act (with the limitation stated above) or the date on which the Conversion Shares may be sold pursuant to Rule 144 without any restriction as to the number of Securities as of a particular date that can then be immediately sold), will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. Nothing in this Section shall affect in any way the Investor's or the LLC's obligations and agreement set forth in Section 2(f) hereof to comply with all applicable prospectus delivery requirements, if any, upon re-sale of the Securities. If an Investor or the LLC provides the Company with (i) an opinion of Qualifying Investor Counsel in form, substance and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act and such sale or transfer is effected or (ii) the Investor or the LLC provides an opinion of Qualifying Investor Counsel or other reasonable assurances that the Securities can be sold pursuant to Rule 144, and, in the case that the Securities can be sold under Rule 144 but not paragraph (k), that a sale or transfer has occurred in accordance with Rule 144, the Company shall permit the transfer, and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by such Investor. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investors, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Investors or the LLC shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. The obligation of the Company hereunder to issue and sell the Preferred Shares to the LLC for the benefit of an Investor at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

(a) Each Investor and the LLC shall have executed this Agreement and delivered the same to the Company.

(b) Each Investor or the LLC shall have delivered the Purchase Price in accordance with Section 1(b) above.

(c) The Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Nevada.

(d) The representations and warranties of each Investor shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and each Investor and the LLC shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by each Investor at or prior to the Closing Date.

(e) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(f) Stockholder Approval shall have been obtained.

7. CONDITIONS TO THE LLC'S AND EACH INVESTOR'S OBLIGATION TO PURCHASE. The obligation of each Investor and the LLC hereunder to purchase the Series B Convertible Preferred Shares at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for the LLC's and such Investor's sole benefit and may be waived by the LLC or such Investor at any time in its sole discretion:

(a) The Company shall have executed this Agreement and delivered the same to the Investor.

(b) The Company shall have delivered to the LLC duly executed certificates representing the Series B Convertible Preferred Shares (in such denominations as the LLC shall request) in accordance with Section 1(a) above.

(c) The Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Nevada, and a copy thereof certified by such Secretary of State shall have been delivered to such Investor.

(d) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The LLC shall have received a certificate or certificates, executed by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the LLC including, but not limited to certificates with respect to the Company's Articles of Incorporation, By-laws and Board of Directors'and stockholder resolutions relating to the transactions contemplated hereby.

(e) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(f) No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company.

(g) The Registration Rights Agreement attached hereto as Exhibit B shall have been executed and delivered by the Company.

(h) Stockholder approval shall have been obtained.

(i) The Company shall have prepared the registration statement described in the Registration Rights Agreement attached hereto as Exhibit B in a form ready for filing with the Securities and Exchange Commission, which registration statement shall have been approved by the LLC, with such approval not to be unreasonably withheld.

8. RIGHT OF PARTICIPATION.

(a) For so long as at least two-thirds of all outstanding shares of Series B Convertible Preferred Stock remain outstanding and for so long as at least two-thirds of the Conversion Shares remain held by the former holders of such Preferred Stock the Company shall, prior to any proposed issuance by the Company of any of its securities (other than debt securities with no equity feature), offer to each Investor by written notice the right, for a period of 15 days, to purchase for cash at the price or other consideration for which such securities are to be issued a number of such securities so that, after giving effect to such issuance (and the conversion, exercise and exchange into or for shares of Common Stock of all such securities that are so convertible, exercisable or exchangeable), the Investor will continue to maintain his same proportionate beneficial equity ownership in the Company represented by the Preferred Shares and the Conversion Shares that he beneficially owns, if any, as of the date of such notice (treating the Investor, for the purpose of such computation, as the holder of the number of shares of Common Stock which would be issuable to the Investor or to the LLC for the benefit of the Investor upon conversion, exercise and exchange of all securities (including but not limited to the Preferred Shares) held by such Investor or by the LLC for the benefit of the Investor on the date such offer is made, that are convertible, exercisable or exchangeable into or for (whether directly or indirectly) shares of Common Stock and assuming the like conversion, exercise and exchange of all such other securities held by other persons); provided, however, that the participation rights of the Investor pursuant to this Section 8 shall not apply to securities issued (A) upon conversion of any of the Preferred Shares, (B) as a stock dividend or upon any subdivision of shares of Common Stock, provided that the securities issued pursuant to such stock dividend or subdivision are limited to additional shares of Common Stock, (C) pursuant to rights to acquire Common Stock from the Company outstanding on January 1, 2005, set forth on Schedule 8(C), (D) pursuant to options to purchase Common Stock from the Company or other equity incentives issued to employees, consultants and members of the Board of Directors (provided that such excluded options or equity incentives are approved by a majority of the disinterested members of the Board of Directors of the Company), (E) solely in consideration for the acquisition (whether by merger or otherwise) by the Company of all or substantially all of the stock or assets of any other entity, (F) pursuant to a public offering of the Company's securities. The Company's written notice to the Investor shall describe the securities proposed to be issued by the Company and specify the number, price and payment terms.

(b) The Investor may accept the Company's offer as to the full number of securities offered to him or any lesser number, by written notice thereof given by him to the Company prior to the expiration of the aforesaid 15 day period, in which event the Company shall sell and the Investor shall buy, upon the terms specified, the number of securities agreed to be purchased by Investor. If any Investor fails to accept the Companys offer as to the full number of securities offered to him, the other Investors who have so accepted may within the following ten-day period purchase the unaccepted securities, with such participation by such other Investors being in proportion to their beneficial equity ownerships in the Company. The Company shall thereafter be free at any time prior to ninety days after the date of its notice of offer to the Investors to offer and sell to any third party the remainder of such securities proposed to be issued by the Company at a price and on payment terms no less favorable to the Company than those specified in such notice of offer to the Investors. If such third party sale or sales are not consummated within such ninety-day period, the Company shall not sell such securities as shall not have been purchased within such period without again complying with this Section 8.

(c) The right of participation set forth in this Section 8 shall also apply to and be proportionately shared with the participation rights of any other person who has acquired Preferred Shares, whether or not as an Investor under this Agreement.

9. RIGHT OF FIRST REFUSAL. An Investor or the LLC proposing to transfer all or any portion of, or interest in, his or its Preferred Shares for value may do so only pursuant to a bona fide offer to purchase. If the Investor or the LLC desire to sell his or its Preferred Shares or his interest in the LLC pursuant to such an offer, he or it shall give the Company notice which shall contain a description of all of the material terms and conditions of the offer and a copy of it, if any. The Company shall then have a period of fifteen days to determine whether to purchase all of the Investor's or the LLC's Preferred Shares or his interest in the LLC upon the terms and conditions contained in the offer to purchase. If the Company elects to purchase all of the Investor's or the LLC's Preferred Shares or his interest in the LLC, it shall consummate the transaction as if it were the offeror, but in no event shall the closing date be earlier than thirty days following the date of the Company's notification to the Investor or the LLC of its determination to purchase the Investor's or the LLC's Preferred Shares or his interest in the LLC. If the Company fails to exercise its right of first refusal within such fifteen-day period, the other Investors shall receive the foregoing Investor notice and shall then have a period of ten days to elect to purchase all of such Preferred Shares or interest in the LLC upon such terms and conditions, with such purchase by such other Investors being in proportion to their beneficial equity ownerships in the Company and with consummation of such purchases within fifteen days following the date of the other Investors'notification of their election to purchase. If the other Investors fail to give notice of their exercise of their right of first refusal within such ten-day period, the transferring Investor or the LLC shall be free to transfer his or its Preferred Shares or his interest in the LLC, but only in accordance with the offer. The Investors and the LLC shall not otherwise transfer his or its Preferred Shares or his interest in the LLC for value without complying with the provisions of this Section 9. The right of the Investors to purchase Preferred Shares under this Section 9 shall also apply to and be proportionately shared with the purchase right of any other person who has acquired Preferred Shares, whether or not as an Investor under this Agreement.

10. GOVERNING LAW; MISCELLANEOUS.

(a) Governing Law. THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN DENVER, COLORADO WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. THE PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT ANY PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. THE PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS AGREEMENT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS' FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

(b) Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(c) Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

(d) Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

(e) Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

(f) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

If to the Company: Good Times Restaurants Inc.

601 Corporate Circle

Golden, CO 80401

Attention: Mr. Boyd Hoback, President

Telephone: (303) 384-1411Email: bhoback@gtrestaurants.com

With copies to: Ballard Spahr Andrews & Ingersoll, LLP

1225 17th Street, Suite 2300

Denver, CO 80202

Attention: Roger C. Cohen, Esq.

Dwight R. Landes, Esq.

Telephone: (303) 292-2400

Facsimile: (303) 296-3956

email to: cohenrc@ballardspahr.com or

email to: landes@ballardspahr.com

If to the LLC: To the address set forth immediately below the LLC's name on the signature page hereto.

Each party shall provide notice to the other party of any change in address.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

(h) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(i) Survival. The representations and warranties of the Company and the agreements and covenants set forth in Sections 2, 3, 4, 5, 8 and 9 shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Investors. The Company agrees to indemnify and hold harmless each of the Investors for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in Sections 3 and 4 hereof or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Agreement to be duly executed as of the date first above written.

THE COMPANY:

GOOD TIMES RESTAURANTS INC.,
a Nevada corporation

By: ____________________________

Boyd E. Hoback,

President and Chief Executive Officer

THE LLC:

________________________________

PACERE INVESTMENTS, LLC, a Colorado
limited liability company

By: __________________

Name: __________________

Title: __________________

Address: ____________

___________________

INVESTORS:

_____________________

Printed name: _______________

Address: _______________

______________________

Percentage Interest in LLC: %

_____________________

Printed name: ______________

Address: ______________

_____________________

Percentage Interest in LLC: %

ANNEX B

FORM OF CERTIFICATE OF DESIGNATIONS, PREFERENCES, AND RIGHTS

of SERIES B CONVERTIBLE PREFERRED STOCK

of GOOD TIMES RESTAURANTS INC.

Good Times Restaurants Inc., a corporation organized under the laws of the State of Nevada (the "Corporation"), by its President and Secretary does hereby certify:

RESOLVED, that pursuant to the authority granted and vested in the Board of Directors (the "Board of Directors") of Good Times Restaurants Inc. (the "Corporation") in accordance with the provisions of its Articles of Incorporation, the Board of Directors hereby designates a Series B Convertible Preferred Stock of the Corporation's previously authorized Preferred Stock, par value $.001 per share and hereby states the number of shares and fixes the rights, preferences, privileges, powers and restrictions thereof as follows:

Series B Convertible Preferred Stock. One million two hundred forty thousand shares of Preferred Stock shall be designated as Series B Convertible Preferred Stock and shall have the following privileges, powers, preferences, rights and restrictions as follows:

(a) Number of Shares. The series of Preferred Stock designated and known as Series B Convertible Preferred Stock shall consist of 1,240,000 shares.

(b) Voting.

(i) General. Except as may be otherwise provided in this Certificate or by law, the Series B Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Series B Convertible Preferred Stock shall entitle the holder thereof to a number of votes for each share on each action as shall equal the number of shares of Common Stock into which each share of Series B Convertible Preferred Stock is convertible.

(ii) Board Size. For so long as at least two-thirds of the shares of Series B Convertible Preferred Stock remains outstanding and for so long as at least two-thirds of the shares of Common Stock into which the Series B Convertible Preferred Stock has been converted remains held by the former holders of such converted Series B Convertible Preferred Stock, or by the affiliates of such former holders, the Corporation shall not, without the written consent or affirmative vote of the holders of at least three-quarters of the then outstanding votes of the shares of the Series B Convertible Preferred Stock and of all outstanding shares of Common Stock, increase the maximum number of Directors constituting the Board of Directors of the Corporation to a number in excess of seven.

(iii) Board Seats. The holders of the Series B Convertible Preferred Stock and of the shares of Common Stock into which the Series B Convertible Preferred Stock has been converted voting together as a separate class shall have the right to elect three Directors of the Board of Directors of the Corporation. Notwithstanding the foregoing, to the extent that the number of outstanding shares of Series B Convertible Preferred Stock and the number of shares of Common Stock into which the Series B Convertible Preferred Stock has been converted which are held by the former holders of such converted Series B Convertible Preferred Stock, or by the affiliates of such former holders, are reduced as a result of sale or other transfer, the number of Directors of the Board of Directors of the Corporation which may be elected by the holders thereof shall be proportionately reduced or eliminated to the extent that total number of such shares is nearer to 66⅔ percent, 33⅓ percent or zero percent of the initial total number thereof. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing Directors, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Series B Convertible Preferred Stock then outstanding and of the shares of Common Stock into which the Series B Convertible Preferred Stock has been converted which are held by the former holders of such converted Series B Convertible Preferred Stock, or by the affiliates of such former holders, shall constitute a quorum for the election of the foregoing Directors. A vacancy in any directorship elected pursuant to this paragraph by the holders of the Series B Convertible Preferred Stock and the shares of Common Stock into which the Series B Convertible Preferred Stock has been converted shall be filled only by vote or written consent of such holders.

(c) Dividends. From and after February 10, 2006, the holders of the Series B Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor cumulative cash dividends on each share of Series B Convertible Preferred Stock equal to $0.15 per annum (the "Accruing Dividend"). The Accruing Dividend shall accrue with respect to each share of Series B Convertible Preferred Stock issued and outstanding from day to day from February 10, 2006 and shall be payable quarterly on May 15, August 15, November 15 and February 15 of each year (each a "Payment Date") commencing May 15, 2006, and such dividends shall be cumulative if not paid. Notwithstanding anything to the contrary contained in the foregoing, if at any time the aggregate cash flow of the Corporation for its four preceding fiscal quarters is less than 150 percent of the Corporation's aggregate principal and interest debt payments and capital lease payments during that period, as determined in the good faith discretion of the Board of Directors, the Accruing Dividend shall not be payable until a Payment Date upon which the foregoing condition no longer exists. At such Payment Date the Corporation shall pay the Accruing Dividend due on that Payment Date together with any other previously unpaid Accruing Dividends to the extent that the subtraction of such previously unpaid Accruing Dividends and of the Accruing Dividend due and paid on such Payment Date from aggregate cash flow for such four preceding fiscal quarters does not cause the aggregate cash flow for such four preceding fiscal quarters to become less than 150 percent of the Corporation's aggregate principal and interest debt payments and capital lease payments during that period. Cash flow of the Corporation shall mean the Corporation's net income plus interest, depreciation and amortization expenses, plus or minus other non-cash adjustments to net income and less Accruing Dividends paid during the applicable fiscal quarters, as determined in the good faith discretion of the Board of Directors.

(d) Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series B Convertible Preferred Stock shall first be entitled, before any distribution or payment is made upon any Common Stock or upon any other stock ranking junior to the Series B Convertible Preferred Stock with respect to rights and preferences upon liquidation, to be paid an amount equal to $2.50 per share plus, in the case of each share, an amount equal to all Accruing Dividends accrued but unpaid thereon computed to the date payment thereof is made (the "Liquidation Preference Payment"). If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series B Convertible Preferred Stock shall be insufficient to permit payment in full to the holders of Series B Convertible Stock of the Liquidation Preference Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series B Convertible Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, immediately after the holders of Series B Convertible Preferred Stock shall have been paid in full the Liquidation Preference Payments, the remaining net assets of the Corporation available for distribution shall be distributed among the holders of stock ranking junior to the Series B Convertible Preferred Stock with respect to rights and preferences upon liquidation. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Liquidation Preference Payments and the place where such Liquidation Preference Payments shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier, not less than twenty days prior to the payment date stated therein, to the holders of record of Series B Convertible Preferred Stock, such notice to be addressed to each such holder at his address as shown by the records of the Corporation. The consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of more than fifty percent of the voting power or shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (other than a merger to reincorporate the Corporation in a different jurisdiction), and the sale, lease, transfer or other disposition (but exclusive of a collateral pledge) by the Corporation of all or substantially all its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph (d).

(e) Restrictions. For so long as at least two-thirds of the shares of Series B Convertible Preferred Stock remains outstanding and for so long as at least two-thirds of the shares of Common Stock into which the Series B Convertible Preferred Stock has been converted remains held by the former holders of such converted Series B Convertible Preferred Stock, without the written consent or affirmative vote of the holders of three-quarters of the then outstanding votes of the shares of the Series B Convertible Preferred Stock and the shares of the Common Stock, the Corporation shall not:

(i) Liquidate, dissolve or wind up the Corporation; consolidate or merge into or with any other entity or entities which results in the exchange of more than fifty percent of the voting power or shares of the Corporation (other than a merger to reincorporate the Corporation in a different jurisdiction); or sell, lease, abandon, transfer or otherwise dispose of in excess of substantially all of the Corporation's total assets (but exclusive of a collateral pledge);

(ii) Amend, alter or repeal its Articles of Incorporation;

(iii) Institute any increase in the outstanding shares of Preferred Stock of any class or series;

(iv) Institute any amendment of the Bylaws of the Corporation which is directly detrimental to the rights and preferences of the Series B Convertible Preferred Stock; or

(v) Institute any payment of cash dividends or other distributions on any shares of Common Stock.

(f) Conversion. The holders of shares of Series B Convertible Preferred Stock shall have the following conversion rights:

(i) Right to Convert. Subject to the terms and conditions of this paragraph (f), the holders of Series B Convertible Preferred Stock shall have the right at any time to convert the shares of Series B Convertible Preferred Stock into an equal number of fully paid and nonassessable shares of Common Stock. Such right of conversion shall be exercised by the holder thereof by giving written notice to the Corporation stating that the holder elects to convert a stated number of shares of Series B Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series B Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names, with addresses, in which the certificate or certificates for shares of Common Stock shall be issued.

(ii) Issuance of Certificate; Time Conversion Effected. Promptly after the receipt of the written notice referred to in subparagraph (f)(i) and surrender of the certificate or certificates for the share or shares of Series B Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for an equal number of whole shares of Common Stock issuable upon the conversion of such shares of Series B Convertible Preferred Stock. Such conversion shall be deemed to have been effected as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered, and at such time the rights of the holder of such share or shares of Series B Convertible Preferred Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

(iii) Fractional Shares; Dividends; Partial Conversion. No fractional shares shall be issued upon conversion of Series B Convertible Preferred Stock into Common Stock. If the number of shares of Series B Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph (f)(i) exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series B Convertible Preferred Stock represented by the certificate or certificates surrendered which are not converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph (f)(iii), be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series B Convertible Preferred Stock for conversion an amount in cash equal to the current fair market value of such fractional share as determined in the good faith discretion of the Board of Directors of the Corporation.

(iv) Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the number of shares of Common Stock into which the Series B Convertible Preferred Stock is convertible shall be proportionately increased. In case the Corporation shall at any time combine (by reverse stock split or otherwise) its outstanding shares of Common Stock into a lesser number of shares, the number of shares of Common Stock into which the Series B Convertible Preferred Stock is convertible shall be proportionately decreased.

(v) Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of Series B Convertible Preferred Stock shall upon conversion of the Series B Convertible Preferred Stock as described in this Certificate have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately therefor receivable upon the conversion of such share or shares of Series B Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of such Common Stock immediately receivable upon such conversion had such reorganization or reclassification not taken place. In any such case, appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

(vi) Price Protection. In the event that the Corporation shall at any time issue any shares of Common Stock, or securities entitling the holder thereof to acquire shares of Common Stock, for a consideration of less than $2.50 per share of Common Stock, exclusive of any such issuance pursuant to commitments or rights outstanding on the date of this Certificate or pursuant to options or other equity incentives granted at any time to employees, consultants or Directors of the Corporation (provided that such excluded options or equity incentives are approved by a majority of the disinterested members of the Board of Directors of the Corporation), the number of shares into which the Series B Convertible Preferred Stock shall be convertible shall be increased by one hundred percent less a percentage resulting from a fraction the denominator of which is the number of shares of Common Stock outstanding at the time of such issuance plus the number of shares of Common Stock issued or issuable at such lesser consideration and the numerator of which is the number of shares of Common Stock of the Corporation outstanding at the time of such issuance plus the number of shares of Common Stock which would have been issued or issuable at a consideration of $2.50 per share. In the event of any subdivision or combination of Common Stock as described in paragraph (f)(iv), the foregoing $2.50 per share of Common Stock consideration shall be proportionately decreased or increased to reflect such changed number of outstanding shares of Common Stock.

(vii) Mandatory Conversion. Notwithstanding anything to the contrary contained in this Certificate, at any time on or after February 10, 2006, the Corporation by notice to the holders of the Series B Convertible Preferred Stock may require that all of the Series B Convertible Preferred Stock be converted to shares of Common Stock in accordance with the provisions of this Certificate provided that (i) at the time of such notice the Common Stock of the Corporation is listed for trading on a nationally recognized securities exchange or automated quotation system and for a continuous period of at least six months prior to the date of such notice the closing market price of the Common Stock on each day during such period has been greater than $5.00 per share and (ii) during the foregoing six-month period the Corporation has publicly reported its financial results for its most recently completed two fiscal quarters prior to the date of such notice. In the event of any subdivision or combination of the Common Stock of the Corporation as described in subparagraph (f)(iv) above, such $5.00 per share closing market price shall be proportionately decreased or increased to reflect such changed number of outstanding shares of Common Stock. At the time of each conversion, the Corporation shall pay in cash an amount equal to all Accruing Dividends unpaid on the shares of Series B Convertible Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph (f)(ii).

(g) Other Notices. In case at any time:

(i) the Corporation shall declare any dividend or other distribution upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

(ii) the Corporation shall offer for subscription to the holders of its Common Stock any additional shares of stock of any class or other rights;

(iii) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into another entity or entities which results in the issuance or exchange of more than fifty percent of the voting power or shares of the Corporation, or a sale, lease, abandonment, transfer or other disposition of all or substantially all its assets(exclusive of a collateral pledge); or

(iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of such cases, the Corporation shall give, by delivery in person, certified or registered mail, return receipt requested or telecopier, addressed to each holder of any shares of Series B Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least ten days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, at least ten days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, as the case may be.

(h) Stock to be Reserved. The Corporation shall at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series B Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series B Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Corporation shall take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any securities exchange upon which the Common Stock may be listed.

(i) No Reissuance of Series B Convertible Preferred Stock. Shares of Series B Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

(j) Closing of Books. The corporation shall at no time close its transfer books against the transfer of any Series B Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series B Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series B Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

(k) Definition of Common Stock. As used herein, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $0.001 per share, as constituted on the date of this Certificate, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series B Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of this Certificate, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph (f)(v).

(l) Definition of Preferred Stock. As used herein, the term "Preferred Stock" shall mean and include the Corporation's authorized preferred stock, par value $0.001 per share.

(m) Definition Affiliate. As used herein, the term "affiliate" shall mean a spouse, parent or child of the transferor, or a trust for the benefit thereof, or a business entity controlling, controlled by or under common control with the transferor.

Amendments. No provision of this Certificate of the terms of the Series B Convertible Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least three-quarters of the then outstanding shares of Series B Convertible Preferred Stock.

ANNEX C

[FORM OF STOCK RESTRICTION AND REGISTRATION RIGHTS AGREEMENT]

STOCK RESTRICTION AND

REGISTRATION RIGHTS AGREEMENT

This Stock Restriction and Registration Rights Agreement dated as of December ____, 2004 (the "Agreement") is by and among Good Times Restaurants Inc., a Nevada corporation (the "Company"), and each of the undersigned investors (the "Investors") in shares of the Company's Series B Convertible Preferred Stock, $0.001 par value per share (the "Series B Preferred Stock").

RECITALS

WHEREAS, the Company and the Investors have entered into that certain Securities Purchase Agreement dated as of December ____, 2004 (the "Purchase Agreement"), whereby upon the Closing of the Purchase Agreement the Company shall issue to Pacere Investments, LLC, a Colorado limited liability company (the "LLC"), acting on behalf of the other Investors a total of 1,000,000 shares of the Company's Series B Preferred Stock; and

WHEREAS, in connection with the issuance of such shares of Series B Preferred Stock, the Company, the LLC and the other Investors have agreed that the Company shall grant to the Investors and the LLC certain registration rights with respect to the shares of the Company's Common Stock, $0.001 par value per share (the "Common Stock"), into which the shares of Series B Preferred Stock issued under the Purchase Agreement may be converted, under the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Certain Definitions. For purposes of this Agreement, the following terms shall have the following respective meanings:

(a) "Business Day" shall mean a day other than a Saturday or Sunday or any federal holiday in the United States.

(b) "Effectiveness Period" shall have the meaning set forth in Section 2(b) hereof.

(c) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

(d) "Form S-3" shall mean such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(e) "Prospectus" shall mean the prospectus included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

(f) "Registrable Securities" means the shares of Common Stock into which the shares of Series B Preferred Stock issued to the Investors and the LLC under the Purchase Agreement may be converted, until in the case of such shares of Common Stock the earliest of (i) the effective registration under the Securities Act and resale in accordance with the registration statement covering such shares, (ii) at such time that such shares can be sold by the particular Investor or the LLC (and any affiliate of the Investor or the LLC with whom such Investor or the LLC must aggregate its sales under Rule 144) in compliance with Rule 144 under the Securities Act in any three month period without volume limitations and without registration, or (iii) the sale of such shares to the public under Rule 144.

(g) "Rule 144" shall mean Rule 144 promulgated by the SEC under the Securities Act.

(h) "Sale Notice" shall have the meaning set forth in Section 3(e) hereof.

(i) "Securities Act" shall mean the Securities Act of 1933, as amended.

(j) "SEC" shall mean the United States Securities and Exchange Commission.

(k) "Shelf Registration Statement" shall have the meaning set forth in Section 2(a) hereof.

(l) "Suspension Period" shall have the meaning set forth in Section 3(b)(i) hereof.

(m) "Underwritten Registration" or "Underwritten Offering" shall mean a registration or offering in which securities of the Company are sold to an underwriter for reoffering to the public.

(n) "Violation" shall have the meaning set forth in Section 5(a) hereof.

All other capitalized terms used but not defined herein shall have the respective meanings given to them in the Purchase Agreement.

Section 2. Shelf Registration and Stock Transfer Restrictions.

(a) Filing of Registration Statement. Promptly following the Closing of the Purchase Agreement, the Company shall file with the SEC a registration statement on Form S-3 (or, if Form S-3 is not then available, on such form of registration statement that is then available to effect a registration of all Registrable Securities held by the LLC and the other Investors) pursuant to Rule 415 under the Securities Act for the purpose of registering under the Securities Act all of the Registrable Securities held by the LLC and the other Investors for resale by, and for the account of, the LLC and the other Investors as selling stockholders thereunder in order that such registration statement shall be declared effective by the SEC upon the request of the Company no later than the expiration of three months from the Closing of the Purchase Agreement (the "Shelf Registration Statement"). The Company shall be obligated to file only one Shelf Registration Statement pursuant to this Agreement, and shall include the LLC and all Investors therein.

(b) Effectiveness Period. Subject to Section 3(b)(i) hereof, the Company shall use its best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required pursuant to the provisions of Section 3(b) hereof to the extent necessary to ensure that (i) it is available for resales by the LLC and the Investors and (ii) conforms with the requirements of this Agreement and the Securities Act and the rules and regulations of the SEC promulgated thereunder as announced from time to time for a period (the "Effectiveness Period") from the effective date of the Shelf Registration Statement until either of (i) the sale pursuant to the Shelf Registration Statement of all the Registrable Securities or (ii) at such time that the remaining Registrable Securities that are unsold by the LLC and the Investors can be sold by the LLC and the Investors (and any affiliates of the LLC and the Investors with whom the LLC and the Investors must aggregate their sales under Rule 144) in compliance with Rule 144 in any three-month period without volume limitations and without registration.

(c) Investor and the LLC Information. The LLC and each other Investor shall furnish to the Company such information as the Company may reasonably request in writing in connection with the Shelf Registration Statement, including information regarding such Investor and the LLC, the Registrable Securities held by the LLC and the other Investors, and the intended method of disposition of such securities. Each other Investor and the LLC agrees to furnish promptly to the Company all information required to be disclosed in order to make information previously furnished to the Company by the other Investor and the LLC not materially misleading.

(d) Restrictions on Transfer of Registrable Securities.

(i) Restrictions. Notwithstanding the registration of all Registrable Securities for resale by the LLC and the other Investors, until a period of twelve months has elapsed from the Closing of the Purchase Agreement no Investor or the LLC shall make any sale into the public market of the Investor's or the LLC's Registrable Securities. In addition, during the three-year period beginning on the first annual anniversary date of the Closing of the Purchase Agreement, no Investor or the LLC shall publicly sell in any one month more than ten percent or in any 12-month period more than 33.33 percent of the Registrable Securities (on a non-cumulative basis). The foregoing restriction shall not apply to shares of Common Stock issued to an Investor or the LLC pursuant to the mandatory conversion provisions of the Series B Preferred Stock set forth in the Company's Articles of Incorporation, as amended.

(ii) Transferees Bound. Any transferee of shares of Series B Preferred Stock or Registrable Securities pursuant to a transfer which is not prohibited by the provisions of this Agreement shall be bound by the restrictions set forth in this Agreement.

(iii) Restrictive Legends and Stop Transfer Instructions. To ensure compliance with this Agreement, each certificate representing the shares of Registrable Securities shall bear, in addition to any legend or legends required by applicable securities laws and any other agreements pertaining to such Shares, a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A STOCK RESTRICTION AND REGISTRATION RIGHTS AGREEMENT DATED DECEMBER _______, 2004 WHICH PLACES CERTAIN RESTRICTIONS ON THE TRANSFER OF THE SECURITIES REPRESENTED HEREBY. A COPY OF SUCH STOCK RESTRICTION AND REGISTRATION RIGHTS AGREEMENT IS AVAILABLE AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICES.

The Company shall also be permitted to deliver to any transfer agent or registrar of shares of Registrable Securities appropriate stop transfer instructions covering certificates representing the shares of Registrable Securities.

(iv) Removal of Legends and Stop Transfer Instructions. When the transfer restrictions imposed by this Agreement terminate by reason of the passage of time or otherwise, a holder of shares of Registrable Securities shall be entitled to receive from the Company, without cost or expense, new certificates representing such shares that do not bear the legend set forth above and shall be entitled to have the stop transfer instructions referred to above cancelled by the Company.

Section 3. Registration Procedures.

(a) In connection with the Shelf Registration Statement, the Company shall comply with all the provisions of Section 3(b) hereof and shall, in accordance with Section 2 hereof, prepare and file with the SEC a Shelf Registration Statement relating to the registration on an appropriate form under the Securities Act.

(b) In connection with the Shelf Registration Statement and any Prospectus required by this Agreement to permit the resale of Registrable Securities, the Company shall:

(i) Subject to any notice by the Company in accordance with this Section 3(b) of the existence of any fact or event of the kind described in Section 3(b)(iii)(D), use its best efforts to keep the Shelf Registration Statement continuously effective during the Effectiveness Period; upon the occurrence of any event that would cause the Shelf Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not be effective and usable for the resale of Registrable Securities during the Effectiveness Period, the Company shall file promptly an appropriate amendment to the Shelf Registration Statement or a report filed with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its best efforts to cause such amendment to be declared effective and the Shelf Registration Statement and the related Prospectus to become usable for their intended purposes as soon as possible thereafter. Notwithstanding the foregoing, the Company may suspend the effectiveness of the Shelf Registration Statement by written notice to the Investors and the LLC one time for a period not to exceed an aggregate of thirty days in any ninety-day period (each such period, a "Suspension Period") if:

(x) an event occurs and is continuing as a result of which the Shelf Registration Statement would, in the Company's reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

(y) the Company reasonably determines that the disclosure of such event at such time would have a material adverse effect on the business of the Company and its subsidiaries, taken as a whole;

provided, that (A) in the event the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the Company's ability to consummate such transaction, the Company may extend a Suspension Period from thirty days to forty-five days and (B) the Suspension Periods shall not exceed an aggregate of sixty days in any 180-day period. The LLC and each Investor agrees to hold in confidence any communication by the Company relating to an event described in Section 3(b)(i)(x) and (y) or Section 3(b)(iii)(D).

(ii) Prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective during the Effectiveness Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in the Shelf Registration Statement or supplement to the Prospectus.

(iii) Advise the underwriter(s), if any, and, in the case of (A), (B), (C) and (D) below, the Investors and the LLC, promptly and, if requested by such persons, to confirm such advice in writing:

(A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective,

(B) of any request by the SEC for amendments to the Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto,

(C) of the issuance by the SEC of any stop order suspending the effectiveness of the Shelf Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, or

(D) of the existence of any fact or the happening of any event, during the Effectiveness Period, that makes any statement of a material fact made in the Shelf Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Shelf Registration Statement or the Prospectus in order to make the statements therein not misleading.

If at any time the SEC shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or blue sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest practicable time.

(iv) Furnish to one counsel for the Investors and the LLC and each of the underwriter(s), if any, before filing with the SEC, a copy of the Shelf Registration Statement and copies of any Prospectus included therein or any amendments or supplements to either of the Shelf Registration Statement or Prospectus (other than documents incorporated by reference after the initial filing of the Shelf Registration Statement), which documents will be subject to the review of such counsel and underwriter(s), if any, for a period of five Business Days, and the Company shall not file the Shelf Registration Statement or Prospectus or any amendment or supplement to the Shelf Registration Statement or Prospectus (other than documents incorporated by reference) to which such counsel or the underwriter(s), if any, shall reasonably object within five Business Days after the receipt thereof. Such counsel or underwriter, if any, shall be deemed to have reasonably objected to such filing if the Shelf Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission.

(v) Subject to the execution of a confidentiality agreement reasonably acceptable to the Company, make available at reasonable times for inspection by one or more representatives of the Investors and the LLC, any underwriter participating in any distribution pursuant to the Shelf Registration Statement, and any attorney or accountant retained by the Investors and the LLC or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the Company's officers, directors, managers and employees to supply all information reasonably requested by any such representative or representatives of the Investors and the LLC, underwriter, attorney or accountant in connection with the Shelf Registration Statement; provided, however, that any information designated by the Company as confidential at the time of delivery of such information shall be kept confidential by the recipient thereof.

(vi) If requested by the LLC or the other Investors or the underwriter(s), if any, incorporate in the Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as the other Investors or the LLC and underwriter(s), if any, may reasonably request to have included therein, including, without limitation: (1) information relating to the "plan of distribution" of the Registrable Securities and (2) any other terms of the offering of the Registrable Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(vii) Furnish to the Investors and the LLC and each of the underwriter(s), if any, without charge, at least one copy of the Shelf Registration Statement, as first filed with the SEC, and of each amendment thereto (and any documents incorporated by reference therein or exhibits thereto (or exhibits incorporated in such exhibits by reference) as such person may request in writing).

(viii) Deliver to the Investors and the LLC and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such persons reasonably may request; subject to any notice by the Company in accordance with this Section 3(b) of the existence of any fact or event of the kind described in Section 3(b)(iii)(D), the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the Investors and the LLC and each of the underwriter(s), if any, in connection with the offering and the sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto.

(ix) If an underwriting agreement is entered into and the registration is an Underwritten Registration, the Company shall:

(A) upon request, furnish to the Investors and the LLC and each underwriter, if any, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of closing of any sale of Registrable Securities in an Underwritten Registration:

(1) a certificate, dated the date of such closing, signed by the Chief Executive Officer of the Company confirming, as of the date thereof, such matters as such parties may reasonably request;

(2) an opinion, dated the date of such closing, of counsel to the Company covering such matters as are customarily covered in legal opinions to underwriters in connection with primary underwritten offerings of securities; and

(3) a customary comfort letter, dated the date of such closing, from the Company's independent accountants (and from any other accountants whose report is contained or incorporated by reference in the Shelf Registration Statement and from whom such a letter may be obtained), in customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with primary underwritten offerings of securities;

(B) set forth in full in the underwriting agreement, if any, indemnification provisions and procedures which provide rights no less protective than those set forth in Section 5 hereof with respect to all parties to be indemnified; and

(C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Investors and the LLC pursuant to this clause (ix).

(x) Before any public offering of Registrable Securities, cooperate with the Investors and the LLC, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Registrable Securities under the securities or blue sky laws of such jurisdictions as the Investors and the LLC or underwriter(s), if any, may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Shelf Registration Statement; provided, however, that the Company shall not be required (A) to register or qualify as a foreign corporation or a dealer of securities where it is not now so qualified or to take any action that would subject it to the service of process in any jurisdiction where it is not now so subject or (B) to subject itself to taxation in any such jurisdiction if it is not now so subject.

(xi) Cooperate with the Investors and the LLC and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends (unless required by applicable securities laws to which the Registrable Securities are subject); and enable such Registrable Securities to be in such denominations and registered in such names as the Investors or the LLC or the underwriter(s), if any, may reasonably request at least two Business Days before any sale of Registrable Securities made by such underwriter(s).

(xii) Use its best efforts to cause the Registrable Securities covered by the Shelf Registration Statement to be registered with or approved by such other United States or state governmental agencies or authorities as may be necessary to enable the sellers thereof or the underwriter(s), if any, to consummate the disposition of such Registrable Securities, subject to the proviso in clause (x) above.

(xiii) Subject to Section 3(b)(i) hereof, if any fact or event contemplated by Section 3(b)(iii)(D) hereof shall exist or have occurred, use its best efforts to prepare a supplement or post-effective amendment to the Shelf Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(xiv) Cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter that is required in accordance with the rules and regulations of the NASD.

(xv) Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and all reporting requirements under the rules and regulations of the Exchange Act.

(xvi) Cause all Registrable Securities covered by the Shelf Registration Statement to be listed or quoted, as the case may be, on each securities exchange or automated quotation system on which securities issued by the Company of the same series are then listed or quoted.

(xvii) Provide promptly to each Investor and the LLC upon written request each document filed with the SEC pursuant to the requirements of Section 13 and Section 15 of the Exchange Act after the effective date of the Shelf Registration Statement, unless such documents are available through the SEC's Electronic Data Gathering, Analysis and Retrieval ("EDGAR") system.

(xviii) Use its best efforts to qualify for registration on Form S-3 or its successor form.

(xix) Otherwise use its best efforts to enable the Investors and the LLC to dispose of the Registrable Securities on the most favorable terms in the Company's customary securities trading market.

(c) Each Investor and the LLC agrees that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 3(b)(iii)(D) hereof, such Investor and the LLC shall, and shall use its reasonable best efforts to cause any underwriter(s) in an Underwritten Offering to, forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement until:

(i) such Investor or the LLC has received copies of the supplemented or amended Prospectus contemplated by Section 3(b)(xiii) hereof; or

(ii) such Investor and the LLC is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus.

If so directed by the Company, each Investor and the LLC shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Investor's and LLC's possession, that the Investor and the LLC agrees to retain, of the Prospectus covering such Registrable Securities that was current at the time of receipt of such notice of suspension.

(d) Each Investor and the LLC shall furnish to the Company in writing such information regarding the Investor and the LLC and the proposed distribution by the Investor and the LLC of its Registrable Securities as the Company may reasonably request for use in connection with the Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. The LLC and each other Investor who intends to be named as a selling stockholder in the Shelf Registration Statement shall promptly furnish to the Company in writing all information required to be disclosed in order to make information previously furnished to the Company by the Investor and the LLC not materially misleading and such other information as the Company may from time to time reasonably request in writing.

(e) Following the effectiveness of the Shelf Registration Statement, each Investor and the LLC shall notify the Company at least three Business Days prior to any intended distribution or resale of Registrable Securities pursuant to the Shelf Registration Statement (a "Sale Notice"), which notice shall be effective for twenty Business Days. The purpose of such Sale Notice is to enable the Company to make during such notice period any required post-effective amendment to the Shelf Registration Statement. The Company shall hold in confidence such Sale Notice and shall not utilize such information in any other manner for the benefit of itself or of any other person. Each Investor and the LLC agrees to hold any communication by the Company in response to a Sale Notice in confidence.

Section 4. Registration Expenses. All expenses incurred in connection with the Company's performance or compliance with this Agreement, including without limitation all registration, filing and qualification fees, printing fees and expenses, accounting fees and expenses, and fees and disbursements of counsel for the Company, shall be borne by the Company. Notwithstanding anything to the contrary herein, the Company shall not be required to pay for: (a) the expenses, fees and disbursements of counsel for the Investors or the LLC or any underwriters, or (b) any underwriting discounts, commissions and transfer taxes incurred in connection with a resale of Registrable Securities.

Section 5. Indemnification and Contribution.

(a) Indemnification by the Company. To the extent permitted by law, the Company shall indemnify and hold harmless each Investor and the LLC, the officers, directors, stockholders, employees, representatives and agents of such Investor and the LLC, legal counsel and accountants for such Investor and the LLC, any underwriter (as defined in the Securities Act) for such Investor and the LLC and each person, if any, who controls such Investor and the LLC or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or any other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company shall reimburse such Investor or the LLC, underwriter or controlling person for any legal or other expenses reasonably incurred, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the indemnity agreement in this Section 5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based on a Violation that occurs in reliance on and in conformity with written information furnished expressly for use in connection with such registration by such Investor or the LLC, underwriter or controlling person.

(b) Indemnification by the Investors and the LLC. To the extent permitted by law, each Investor and the LLC shall indemnify and hold harmless the Company, each of its directors and officers who sign the registration statement, the stockholders, employees, representatives and agents of the Company, legal counsel and accountants for the Company, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, any underwriter, any other Investor and any controlling person of any such underwriter or other Investor, against any losses, claims, damages or liabilities to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or any other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance on and in conformity with written information furnished by such Investor or the LLC expressly for use in connection with such registration; and each such Investor or the LLC shall reimburse any person intended to be indemnified pursuant to this Section 5(b), for any legal or other expenses reasonably incurred, as incurred, by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the indemnity agreement in this Section 5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor or the LLC (which consent shall not be unreasonably withheld or delayed); and provided further that in no event shall any indemnity by such Investor or the LLC under this Section 5(b), when aggregated with amounts contributed, if any, pursuant to Section 5(d), exceed the net proceeds from the sale of Registrable Securities hereunder received by the Investor or the LLC.

(c) Indemnifying Party Can Participate in Defense. Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 5, deliver to the indemnifying party notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent that the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses thereof to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5, but the omission to so notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.

(d) Contribution Where Indemnification Not Available. If the indemnification provided in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that shall have resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided that in no event shall any contribution by an Investor or the LLC under this Section 5(d), when aggregated with amounts paid, if any, pursuant to Section 5(b), exceed the net proceeds from the sale of Registrable Securities hereunder received by the Investor or the LLC. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) Underwriting Agreement Shall Control. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an Underwritten Offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) Survival of Indemnification Obligations. The obligations of the Company and the Investors and the LLC under this Section 5 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement.

Section 6. Reports under Exchange Act. With a view to making available to the Investors and the LLC the benefits of Rule 144 or any other rule or regulation of the SEC that may at any time permit an Investor and the LLC to sell Registrable Securities to the public otherwise than pursuant to the Shelf Registration Statement, the Company agrees to:

(a) Make and keep available adequate current public information with respect to the Company, as contemplated by Rule 144, at all times;

(b) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

(c) Furnish to each Investor and the LLC, so long as the Investor or the LLC owns any Registrable Securities, promptly upon request:

(i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act;

(ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, unless such documents are available through EDGAR; and

(iii) such other information as may be reasonably requested in availing any Investor or the LLC of any SEC rule or regulation that permits the selling of any such securities without registration; and

(d) Undertake any additional actions reasonably necessary to maintain the availability of Rule 144.

Section 7. Assignment of Rights. The rights under this Agreement shall be assignable by the Investors and the LLC to any transferee of all or any portion of the Series B Preferred Stock or the Registrable Securities if: (i) the Investors and the LLC agree in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee and (b) the Registrable Securities with respect to which the rights under this Agreement are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such Registrable Securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement.

Section 8. Subsequent Registration Rights. From and after the date of this Agreement, the Company may enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities in the registration statement filed pursuant to the provisions of Section 2 hereof, as long as under the terms of such agreement, such holder or prospective holder may include such securities in any such registration statement only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Investors and the LLC that are included in the registration statement.

Section 9. Underwritten Offering. The Investors and the LLC may sell their Registrable Securities through an Underwritten Offering only with the Company's prior written consent, which consent may not be unreasonably withheld or delayed. In any such Underwritten Offering the investment bankers and managers that will administer the offering shall be selected by the Investors and the LLC, provided that such investment bankers and managers must be reasonably satisfactory to the Company.

Section 10. Termination of Rights. The rights granted under this Agreement shall terminate as to an Investor and the LLC at such time as the Investor and the LLC can sell all Registrable Securities beneficially held by the Investor and the LLC (and any affiliate of the Investor or the LLC with whom the Investor or the LLC must aggregate its sales under Rule 144) in compliance with Rule 144 under the Securities Act in any three-month period without volume limitations and without registration.

Section 11. Specific Performance. The Company hereby acknowledges and agrees that irreparable harm would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that damages would be an inadequate remedy for a breach of this Agreement. Therefore, the Company agrees that the Investors and the LLC shall be entitled to specific relief hereunder, including, without limitation, an order of specific performance of the terms and provisions of this Agreement, in addition to any other remedy to which they may be entitled at law or in equity. Any requirements for the securing or posting of any bond in connection with obtaining any such remedy are hereby waived.

Section 12. Miscellaneous.

(a) Notices. All notices, consents, requests, instructions, authorizations, approvals, waivers and other communications required or permitted by this Agreement shall be in writing and shall be deemed duly given to a party when (i) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (ii) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment; or (iii) received or rejected by the addressee, if sent by certified mail, return receipt requested, in each case to the addresses, facsimile numbers or e-mail addresses and marked to the attention of the person (by name or title) designated in the Purchase Agreement (or to such other address, facsimile number, e-mail address or person as a party may designate by notice to the other parties).

(b) Entire Agreement. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof.

(c) Binding Effect. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assigns (including permitted transferees of shares of Registrable Securities). Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

(d) Assignment. No party may assign its rights or delegate its obligations hereunder (whether voluntarily, involuntarily, or by operation of law) without the prior written consent of the other parties, except as otherwise provided in Section 7 hereof. Any such attempted assignment shall be null and void.

(e) Further Assurances. The parties agree that at any time and from time to time, upon the written request of a party, the parties will execute and deliver such further documents and do such further acts and things as reasonably requested to effect the purposes of this Agreement.

(f) Amendments. This Agreement may be amended only by an agreement in writing executed by the Company and the holders of at least two-thirds of the interest in the Registrable Securities.

(g) Waiver. The observance of any term of this Agreement may be waived only with the written consent of the party to be bound by such waiver. No failure on the part of a party to exercise any right or remedy shall operate as a waiver thereof.

(h) Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Colorado, without regard to any conflict of laws provisions thereof, except that the Nevada General Corporation Law shall govern as to matters of corporate law pertaining to the Company.

(i) Jurisdiction and Venue. The parties hereto agree that any actions, suits or proceedings arising out of or relating to this Agreement, the transactions contemplated hereby or any document referred to herein shall be brought solely and exclusively in the courts of the State of Colorado located in the City and County of Denver, Colorado and/or the courts of The United States of America located in the City and County of Denver, Colorado (and the parties agree not to commence any action, suit or proceeding relating thereto except in such courts), and further agree that service of any process, summons, notice or document by U.S. registered mail to the respective addresses referred to in Section 12(a) hereof shall be effective service of process for any such action, suit or proceeding brought against any party in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby, in the courts of the State of Colorado or The United States of America located in the City and County of Denver, Colorado, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

(j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable under applicable law, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the term, provision, covenant or restriction that is held to be invalid, void or unenforceable shall be modified so that it accomplishes to the maximum extent possible the original business purpose of such term, provision, covenant or restriction in a valid and enforceable manner.

(k) Attorney Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to recover reasonable attorney fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

(l) Adjustments in Capitalization. The Registrable Securities subject to this Agreement shall be subject to proportionate and appropriate adjustment in the event of any change in the number of outstanding shares of the Company's stock that occurs by reason of a stock dividend or split, recapitalization, reclassification, or other similar change in capitalization by the Company.

(m) Headings. The headings, subheadings and other captions of this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any of the provisions of this Agreement.

(n) Counterparts and Delivery of Signature Pages. This Agreement may be executed in any number of counterparts, and executed signature pages may be delivered by facsimile or email transmission.

[Signature page follows]

IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed on behalf of each of the parties hereto by their duly authorized representatives as of the date first above written.

THE COMPANY:

GOOD TIMES RESTAURANTS INC.,
a Nevada corporation

By:

Boyd E. Hoback,

President and Chief Executive Officer

THE LLC:

PACERE INVESTMENTS, LLC, a Colorado limited
liability company

By:

Name:

Title:

INVESTORS:

Printed name:

Printed name:

Printed name:

Printed name:

Printed name:

ANNEX D

GOOD TIMES RESTAURANTS INC.

2001 STOCK OPTION PLAN

As Amended by the Board of Directors on November 15, 2004

1. Purpose.

(a) The purpose of this 2001 Stock Option Plan (the "Plan") of Good Times Restaurants Inc., a Nevada corporation, is to provide a means by which key Employees and Directors of and Consultants to the Company and its Affiliates may be given an opportunity to purchase Common Stock of the Company.

(b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

(c) The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either Incentive Stock Options or Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6 hereof, and a separate certificate or certificates will be issued for shares purchased upon exercise of each type of Option.

2. Definitions.

(a) "Affiliate" means any parent or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

(b) "Board" means the Board of Directors of the Company.

(c) "Code" means the Internal Revenue Code of 1986, as amended.

(d) "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

(e) "Common Stock" means the Company's common stock, par value $.001 per share.

(f) "Company" means Good Times Restaurants Inc., a Nevada corporation.

(g) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services.

(h) "Continuous Status as an Employee, Director or Consultant" means the employment of the Employee or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave or any other personal leave; or (ii) transfers between locations of the Company or among the Company, Affiliates and their successors.

(i) "Director" means a member of the Board.

(j) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

(k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(l) "Fair Market Value" means the value of the Common Stock of the Company as determined in good faith by the Board, provided that (i) if the principal market for the Common Stock is a national securities exchange or the Nasdaq Stock Market, the Fair Market Value shall be the mean between the lowest and highest reported sale prices of the Common Stock on the principal exchange or market on which the Common Stock is then listed or admitted to trading on the particular date as of which Fair Market Value is determined, and (ii) if the principal market of the Common Stock is not a national securities exchange or the Nasdaq Stock Market, the Fair Market Value shall be the mean between the highest bid and lowest asked prices for the Common Stock as reported on the OTC Bulletin Board or comparable service on the particular date as of which Fair Market Value is determined.

(m) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(n) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

(o) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(p) "Option" means a stock option granted pursuant to the Plan.

(q) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(r) "Optionee" means an Employee, Director or Consultant who holds an outstanding Option.

(s) "Plan" means this Stock Option Plan.

(t) "Rule 16a-12" means Rule 16a-12 under the Exchange Act or any successor to Rule 16a-12.

(u) "Securities Act" means the Securities Act of 1933, as amended.

3. Administration.

(a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

(b) The Board shall have the power, subject to and within the limitations of the express provisions of the Plan:

(i) To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how each Option shall be granted; whether an Option will be an Incentive Stock Option or a Nonstatutory Stock Option; the provisions of each Option granted (which need not be identical), including the exercise price of such Option and time or times such Option may be exercised in whole or in part; and the number of shares for which an Option shall be granted to each such person.

(ii) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board in the exercise of this power may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan or an Option as provided in Section 11.

(iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

(c) The Board may delegate administration of the Plan to a Committee composed of not fewer than two members of the Board. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4. Shares Subject to the Plan.

(a) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options shall be Common Stock of the Company and shall not exceed in the aggregate 300,000 shares of Common Stock of the Company. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the Common Stock not purchased under such Option shall revert to and again become available for issuance under the Plan.

(b) The Common Stock subject to the Plan may be unissued shares or reacquired shares purchased on the market or otherwise.

5. Eligibility.

(a) Subject to the following provisions of this Section 5, all Employees and Directors of and Consultants to the Company and its Affiliates are eligible to participate in the Plan. Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted to Employees, Directors and Consultants.

(b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

6. Option Provisions. Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a) Term. No Option shall be exercisable after the expiration of ten years from the date it was granted.

(b) Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be as determined in the discretion of the Board.

(c) Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of either the grant or the exercise of the Option, (A) by delivery to the Company of other Common Stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board. In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest under any applicable provisions of the Code of any amounts other than amounts stated to be interest under the deferred payment arrangement.

(d) Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16a-12 (a "QDRO"), and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a QDRO. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

(e) Vesting. The total number of shares of Common Stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

(f) Securities Law Compliance. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the Common Stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on Common Stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(g) Termination of Employment or Relationship as a Director or Consultant. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant, or such longer or shorter period specified in the Option Agreement, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the Common Stock covered by such Option shall revert to and again become available for issuance under the Plan.

(h) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, which the Board may define, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Common Stock covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Common Stock covered by such Option shall revert to and again become available for issuance under the Plan.

(i) Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Common Stock covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the Common Stock covered by such Option shall revert to and again become available for issuance under the Plan.

(j) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the Common Stock subject to the Option prior to the full vesting of the Option. Any unvested Common Stock so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

(k) Withholding. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock of the Company otherwise issuable to the participant as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company.

7. Covenants of the Company.

(a) During the terms of the Options, the Company shall keep reserved and available at all times the number of shares of Common Stock which may be purchased pursuant to the exercise of such Options.

(b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock upon exercise of the Options; provided however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option or any Common Stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Options unless and until such authority is obtained.

8. Use of Proceeds from Sale of Stock. Proceeds from the sale of Common Stock pursuant to the exercise of Options shall constitute general funds of the Company.

9. Miscellaneous.

(a) The Board shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest pursuant to subsection 6(e), notwithstanding the provisions in the Option stating the time at which it may first be exercised or the time during which it will vest.

(b) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

(c) Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee, Director, Consultant or Optionee any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or Optionee with or without cause.

(d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

10. Adjustments Upon Changes in Stock.

(a) If any change is made in the Common Stock subject to the Plan, or subject to any Option (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan will be automatically adjusted as appropriate in the class(es) and maximum number of Common Stock shares subject to the Plan pursuant to subsection 4(a) and the outstanding Options will be automatically adjusted as appropriate in the class(es) and number of shares and price per share of Common Stock subject to such outstanding Options.

(b) In the event of: (1) a sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (4) any other capital reorganization in which the Company's shareholders receive less than fifty percent of the outstanding voting shares of the new or surviving corporation, then the time during which such Options may be exercised shall be accelerated to permit the Optionee to exercise all such Options in full prior to such event, and the Options shall terminate if not exercised prior to such event. In the event that any such accelerated option vesting received or to be received by an Optionee pursuant to this subsection 10(b) (the "Benefit") would (i) constitute a "parachute payment" within the meaning of Section 280G of the Code and (ii) but for this subsection 10(b), be subject to the excise tax imposed by Section 4999 of the Code (the "Excise Tax"), then such Benefit shall be reduced to the extent necessary so that no portion of the Benefit will be subject to the Excise Tax, as determined in good faith by the Company; provided, however, that if, in the absence of any such reduction (or after such reduction), the Optionee believes that the Benefit or any portion thereof (as reduced, if applicable) would be subject to the Excise Tax, the Benefit shall be reduced (or further reduced) to the extent determined by the Optionee in his or her discretion so that the Excise Tax would not apply. If, notwithstanding any such reduction (or in the absence of such reduction), the Internal Revenue Service ("IRS") determines that the Optionee is liable for the Excise Tax as a result of the Benefit, then the Optionee shall be obligated to return to the Company, within thirty days of such determination by the IRS, a portion of the Benefit sufficient such that none of the Benefit retained by the Optionee constitutes a "parachute payment" within the meaning of Section 280G of the Code that is subject to the Excise Tax.

11. Amendment of the Plan and Options.

(a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve months before or after the adoption of the amendment, where the amendment will:

(i) Increase the number of shares of Common Stock reserved for Options under the Plan;

(ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

(iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with any other regulatory requirements.

(b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d) Rights and obligations under any Option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

(e) The Board at any time, and from time to time, may amend the terms of any one or more Options; provided however, that the rights and obligations under any Option shall not be altered or impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

12. Termination or Suspension of the Plan.

(a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the ten year anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted.

13. Effective Date of Plan. The Plan shall become effective as determined by the Board, but no Options granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve months before or after the date the Plan is adopted by the Board.

[Form of Proxy]

GOOD TIMES RESTAURANTS INC.

601 Corporate Circle

Golden, Colorado 80401

PROXY

This proxy is solicited by the Board of Directors of Good Times Restaurants Inc. for the Annual Meeting of Stockholders on February 10, 2005.

The undersigned hereby appoints Boyd E. Hoback and Susan M. Knutson, or either of them, each with the power to appoint his or her substitute, as proxies for the undersigned to vote all shares of Good Times Restaurants Inc. capital stock which the undersigned is entitled to vote at the annual meeting of stockholders to be held on February 10, 2005, and at any reconvened meeting after any adjournment thereof, as directed below and at his or her discretion on any other matters that may properly be presented at the meeting.

1. Election of directors: The board of directors has nominated the following seven persons for election as directors, and recommends a vote "For" all of the nominees. As of the date of the accompanying proxy statement, no one has been nominated to serve as director other than the nominees listed below.

Nominees: Geoffrey R. Bailey, Ron Goodson, Dave Grissen, Boyd E. Hoback, Eric W. Reinhard, Richard J. Stark and Alan A. Teran

For All [ ] Withheld for All [ ]

Withheld for the following nominee(s) only (write the nominee name(s) in the space below):

______________________________________________________________________________

2. Issuance of a total of 1,240,000 shares of Series B Convertible Preferred Stock for $2.50 per share pursuant to Securities Purchase Agreements dated December 30, 2004: The board of directors has approved the issuance of a total of 1,240,000 shares of Series B Convertible Preferred Stock for $2.50 per share pursuant to the terms and conditions of certain Securities Purchase Agreements entered into by the Company on December 30, 2004, and recommends a vote "For" approval of the issuance of such shares.

For[ ] Against[ ] Abstain[ ]

3. Amendment to 2001 Stock Option Plan to increase the total authorized shares from 150,000 shares to 300,000 shares: The board of directors has adopted an amendment to the 2001 Stock Option Plan to increase the number of shares of common stock that may be issued under the plan pursuant to the exercise of stock options granted to employees, directors and consultants from a total of 150,000 shares to a total of 300,000 shares, and recommends a vote "For" approval of the amendment to the plan.

For[ ] Against [ ] Abstain[ ]

This proxy when properly executed will be voted in the manner directed by the undersigned.

If this proxy is properly executed but no voting directions are given, this proxy will be voted "For" all director nominees listed on this proxy and approval of each of the other proposals set forth above.

This proxy also confers discretionary authority to the proxies to vote on any other matters that may properly be presented at the meeting. As of the date of the accompanying proxy statement, the management of Good Times Restaurants Inc. did not know of any other matters to be presented at the meeting. If any other matters are properly presented at the meeting, this proxy will be voted in accordance with the recommendations of Good Times Restaurants Inc. management.

Please sign exactly as your name appears below. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in such name by an authorized person.

Please complete, date and sign this proxy card and return it promptly in the accompanying envelope.

Shares Owned: _____________________ Dated: ___________________

__________________________________ ______________________________________

Signature of Shareholder Signature (if held jointly)

(Sign exactly as name appears on stock certificate)